Exhibit 10.1
MASTER AIRPORT ACCESS AGREEMENT
     This Master Airport Access Agreement (the “Agreement”) is entered into as of November 22, 2010 (“Effective Date”) by and between the Panama City-Bay County Airport and Industrial District (the “District”), an independent special district of the State of Florida, and The St. Joe Company (“JOE”), a Florida corporation (collectively, the “Parties”).
RECITALS
     A. The District owns by Special Warranty Deed from JOE dated November 7, 2007, and recorded in Official Records Book 3000, Page 1952, Official Records, Bay County, Florida (the “Deed”), land on which the District will operate the Northwest Florida Beaches International Airport (the “Airport”), a publicly funded commercial service airport located in Bay County, Florida, which is depicted in Exhibit A.
     B. JOE or its subsidiary, St. Joe Timberland Company of Delaware, L.L.C. (“Timberland”), is the owner and developer of private land adjacent to and near the Airport (the “Private Land”), a portion of which is depicted on Exhibit B attached hereto and made a part hereof by this reference.
     C. Pursuant to the Deed and the Land Donation Agreement between the District and JOE dated August 22, 2006 (the “Land Donation Agreement”), the Parties have agreed to cooperate on specific strategies to market the Airport and the West Bay Sector Plan to attract new industries consistent with the uses contemplated in the map and policies known as “Chapter 12” of the Bay County Comprehensive Plan.
     D. In order to further the specific strategies referenced above, the District and JOE agreed in the Land Donation Agreement that the District will provide access, subject to the approval requirements of the Federal Aviation Administration (the “FAA”) as set forth herein and compliance with the District’s federal grant obligations, from the Private Land to the Airport Operations Area (the “AOA”) consistent with the interests of the District in ensuring safety and security of the airfield and providing for the financial self-sustainability of the Airport.
     E. The District and JOE each acknowledge that this Agreement will facilitate economic development thereby contributing to the financial self-sustainability of the Airport by establishing the process by which access to the AOA will be documented consistent with the original intent and purpose of the Land Donation Agreement.
     NOW, THEREFORE, in consideration of the mutual promises and upon the terms and subject to the conditions set forth herein, the parties agree as follows:
AGREEMENT
     1. Recitals. The above recitals are incorporated herein and agreed to by the Parties.
     2. Access Rights. Pursuant to the Deed and Land Donation Agreement, JOE has access rights to the AOA subject to specific requirements. This Agreement grants JOE access to the AOA in locations to be determined and as more specifically depicted on Exhibit B from the Private Land. This Agreement does not make JOE an end user as defined in Paragraph 3 below unless and until JOE obtains the approvals and executes the End User License Agreement described in Paragraph 3 below. The parties have initially identified three (3) access points on Exhibit B as initial locations for such access; however the District acknowledges that JOE may request approval for additional access points from time to time in the future. Nothing herein shall be construed to bar the District from further alteration, development, expansion or improvement of the Airport, and the District expressly reserves the right to do so, but the District agrees to collaborate with JOE so that any such alteration, development, expansion or improvement acknowledges and considers any proposed or approved access points of JOE or its assigns including without limitation those access points identified on Exhibit B. JOE shall be afforded flexibility as to the number and location of access points subject only to limitations imposed by reason of the Land Donation Agreement, operational safety and efficiency considerations and providing for the financial self-sustainability of the Airport as determined by the District, the FAA, and security considerations as determined by the TSA. To that end, JOE agrees to collaborate with the District over time as the District plans its lands inside the fence, and use its best efforts to identify the location, and configuration of the access taxiways from time to time so that the District can incorporate through the fence locations in its master planning initiatives. The access granted herein shall be for the purpose of allowing JOE or its assigns or end users to conduct operations including but not limited to aviation related activities and aircraft operations on the access area of its off airport land, so that it will have unobstructed access to airport taxiways leading to runways, for the purpose of maneuvering, taking off, loading, unloading, and landing of aircraft. The access rights granted herein are intended to define, describe and comply with the rights granted in the Deed and must be construed to be consistent with the language of the Deed.
     3. End Users and License Agreement. In order to have access rights to the AOA an end user must have an End User License Agreement. Subject to end user approval by the District, the FAA and any other applicable regulating entity, end users designated by JOE shall have use and enjoyment of the access rights herein described. Any access to the AOA is conditioned upon the end user executing an End-User License Agreement in a form agreed to by the parties and as may be amended from time to time by the District so long as the amendment is reasonable and consistent with the purposes of this Agreement and the Land Donation Agreement. By way of example, the types of end uses that are considered suitable include but are not limited to: industrial parks, aviation related activities and aircraft operations, engineering, aircraft or component manufacturing, MRO’s, aeronautical assembly, and air freight and logistics operations. Aeronautical service providers such as FBO’s, retail fuel sales, and t-hangars are prohibited. Residential uses are prohibited. It is likely that aviation related uses will occur on JOE owned land and on land owned by the District. The failure to approve an end user cannot be arbitrary or capricious.
     4. Improvements. The District agrees to permit JOE to construct improvements built to FAA standards on land owned by the District within the access areas identified in Exhibit B or in other areas approved by the District, subject to the District’s and all other necessary approvals as to design and specification, environmental, permitting, etc. (the “Improvements”), which approval will not be unreasonably withheld. All costs associated with any planning, design, permitting, environmental approvals, and construction shall be at no cost to the District. The Improvements may include but are not limited to taxiway(s), control gate(s), and/or corresponding truck/tug road(s). Access taxiways and truck/tug roads on the Property will be available for use by on airport users and off-airport end users who are on or have legal access through parcels abutting any portion of such taxiways or truck/tug roads (the “Off-Airport

Parcels”). Plans and specifications for taxiways and truck/tug roads shall be approved by the District prior to construction, which approval shall not be unreasonably withheld. In addition, to the extent mitigation land may be required beyond the approximately 9,600 acres of mitigation land which was dedicated for the benefit of the development of the District’s property and recorded in Official Records Book 2855, Page 317, Official Records of Bay County, Florida, for work in or around wetlands specifically related to the Improvements, JOE agrees that the required mitigation land shall be addressed in the cost sharing agreement contemplated in Paragraph 5 of this Agreement. Upon completion of any Improvement, those portions of the Improvements within the Airport boundaries shall be conveyed to the District. The District shall maintain any dedicated portion of the Improvement in accordance with commercial aviation standards for maintenance of public taxiways. Any conveyance of the Improvements, shall be subject to the Access Rights provided in Paragraph 2 and elsewhere in this Agreement.
     5. Cost Sharing Agreement. To the extent that the Improvements constructed by JOE are improvements contemplated in the District’s Airport Layout Plant (the “ALP”), as it may be amended, the District and JOE agree to discuss a cost-sharing agreement related to those improvements prior to commencement of construction. To the extent that JOE pays the cost of constructing, repairing, maintaining or reconstructing any Improvement described in the preceding sentence or provides any mitigation land as may be required under Paragraph 4, and such cost or value is not reimbursed by the District or otherwise, JOE shall receive a credit for a period not to exceed twenty years equal to the unreimbursed amount paid or provided by JOE which credit JOE or its assigns may apply against any fees due under the Fee Schedule for it as an end user or for another end user (as defined in Paragraph 9).
     6. FAA Grant Assurances and Other Obligations. Consistent with the terms of the Land Donation Agreement, JOE acknowledges that certain terms and conditions described in this Access Agreement - including the location of infrastructure, the method of controlling access to the AOA and the protection of the ability of the District to adhere to its federal grant obligations-shall be subject to the prior approval of the Federal Aviation Administration (the “FAA”) and shall be in compliance with all applicable FAA rules (including but not limited to the requirements set forth in FAA Order 5190.6B and FAA Advisory Circular 150/5190-7) and the District’s federal grant obligations. Furthermore, any and all of the provisions set forth in this Agreement remain subject to the requirements of the District’s federal grant obligations, any other statutes, regulations and ordinances now legally in effect, or as they may be hereafter reasonably and legally amended or adopted in the future (including but not limited to the laws administered by the FAA, the Florida Department of Environmental Protection, the U.S. Army Corps of Engineers, Bay County and Panama City) and the existing Army Corps of Engineers 404 Conceptual Permit No. SAJ-2001-5264 (IP-GAH). This Agreement is subordinate to the requirements of the Airport’s FAA Grant Assurances and, pursuant to the applicable FAA regulations as they may be amended from time to time, nothing herein shall be construed to grant any unfair competitive advantage to JOE or its assigns relative to the users or tenants of the Airport.
     7. Amendments to Airport Layout Plan. The District agrees, upon approval and acceptance of the plan for the Improvements, to make formal amendments to the ALP to reflect the Improvements and access to the AOA, as required by the FAA. Any costs associated with such amendments shall be borne by the District.
     8. Grant of Access by End Users and JOE. JOE and end users through the End User License Agreement agree to grant to the District non-exclusive access to portions of the Off-Airport Parcels of the Private Land that will become an extension of the AOA for purposes of security and regulatory compliance. Each Off-Airport Parcel shall contain an access area which will be defined by mutual agreement of the Parties and applicable regulations. The access area shall be separated from the remainder of the off-airport parcel by a wall, fence or other physical barrier. The District or any other regulatory authority responsible for operation and safety of the Airport shall have the right to enter the access area to inspect or perform other regulatory requirements. All applicable safety and operational rules and regulations (the “Regulations”) applicable to the Airport shall be applicable to access areas. No rules or regulations of the District shall affect the access right, other than this Agreement and the Regulations. The District acknowledges that the Agreement will provide access to land that may have different land use and zoning standards than those on-airport lands owned by the District.
     9. Access Fee Schedule. The District will create a schedule of fees (the “Access Fee Schedule”) to be paid by end users of the access rights described in Paragraph 2 of this Agreement. The District may adjust the Access Fee Schedule no more than once per year. Any fee increase may not exceed the lesser of the percentage increase reflected in the prior twelve month period by the Consumer Price Index (CPI-U, U.S. City Average, all items, 1982-84=100), or three percent (3%) per adjustment. Fees due under the Fee Schedule shall not be due until commencement of actual use of the access rights by the end user.
     10. General Provisions. The parties hereto agree to the following general provisions:
     a. Further Documentation. The parties hereto agree to execute any and all documents advisable and/or necessary to effectuate the terms and intent of this Agreement.
     b. Binding. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Any rights or privileges bestowed herein to JOE shall also inure to the benefit of Timberland and any other JOE subsidiary.
     c. Invalidity of Provisions. If any provision of this Agreement as applied to either party or to any circumstance shall be adjudged by a court to be void and unenforceable, the same shall in no way affect any other provision of this Agreement, the application of such provision in any other circumstances, or the validity or enforceability of the Agreement as a whole.
     d. Modification. This Agreement shall not be modified by either party by oral representation made before or after the execution of this Agreement. All modifications must be in writing and signed by the parties.
     e. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original Agreement, and all of which shall constitute one Agreement as of the Effective Date
     f. Time of Essence. Time is of the essence for the performance of each and every covenant and the satisfaction contained in this Agreement.
     g. Attorney’s Fees. In the event any action is brought to enforce or interpret any of the terms and provisions of this Agreement, the “prevailing party” in such action shall be entitled to recover, as an element of costs of suit and not as damages, reasonable costs and expenses, including but not limited to taxable costs and a reasonable attorney’s fee.
     h. Construction. This Agreement shall not be construed against the party preparing it, but shall be construed as if all parties prepared this Agreement, and in accordance with the laws of the State of Florida. Jurisdiction shall be Bay County, Florida.
     i. Miscellaneous. All negotiations are merged into this Agreement. This Agreement constitutes the entire understanding of the parties concerning the subject of this Agreement. This Agreement shall constitute a binding obligation between the parties.
     j. Costs and Expenses. Each of the parties shall pay all cost and expenses incurred or to be incurred by it in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated by this Agreement.
     k. Headings. The headings of the paragraphs and subparagraphs of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.
     l. Gender. Any reference to he, she, or it shall not be binding as to gender, but shall be construed and interpreted to mean he, she, or it as appropriate in connection with the correct gender.
     m. Incorporation of Recitals. The Recitals are hereby incorporated in this Agreement by this reference.
     n. Authority to Execute. The individuals executing this Agreement on behalf of a corporation, partnership, trust, or other entity, hereby represent and warrant that they are duly authorized to do so on behalf of such entity, and that all corporate, partnership, trust or other entity requirements have been fully complied with including such resolutions, voting, or agreements as may be required to enter into this Agreement and to make this Agreement a binding obligation of such entity.
     o. Facsimile Copies. Facsimile executed copies of this Agreement shall be deemed an original copy. Any party may rely upon the facsimile copy of the original executed Agreement, which may be executed in counterparts. The parties agree to exchange fully executed original copies by mail within five (5) days after signing, provided that said exchange or the failure to exchange originals shall in no way be construed as voiding or negating use of the facsimile copies as originals.
     p. Notices. All notices permitted or required under this Agreement shall be deemed given upon (i) personal delivery (ii) actual receipt of notice by the party to whom such notice was directed, or (iii) forty-eight (48) hours after having been deposited in a nationally recognized courier service with a second copy sent by regular first-class mail and addressed to the appropriate party, at the address provided below or such other address as may hereafter be given by one party to the other party.

     q. Recording. JOE may prepare and record, and the District agrees to sign, a memorandum or other document reflecting specific locations of the access rights herein described.
     r. Assignment. This Agreement may not be assigned by either Party without the written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed and provided the assignee of this Agreement agrees to assume the responsibilities of the assigning Party hereunder, as applicable.
Panama City-Bay County Airport and Industrial District
6300 West Bay Parkway
Panama City Beach, Florida 32409
FAX: 850-785-5674
Attention: Randy Curtis
The St. Joe Company
133 South WaterSound Parkway
WaterSound, Florida 32413
FAX: 850-231-6595
Attention: Ken Borick
     IN WITNESS WHEREOF, the parties hereto have affixed their signatures the date first above written.

Panama City-Bay County Airport and Industrial District

By:	/s/ G. L. Clemons

G. L. Clemons
Title:	Board Chairman

The St. Joe Company, a Florida corporation

By:	/s/ Roderick T. Wilson

Title:	President — West Bay Sector

EXHIBIT A

Airport Map

5000'
GENERAL USE (72.9 AC)
INITIAL DEVELOPMENT AREA (1324 AC)
PROPOSED AIRPORT PROPERTY BOUNDARY (4000 AC)
AVIATION USE
ULTIMATE TERMINAL (90.4 AC)
GA ACCESS ROAD
SECURED ACCESS ROAD
MAIN ACCESS ROAD
CR 388
LEGEND:
INITIAL AIRFIELD/VEHICULAR PAVEMENTS
ULTIMATE AIRFIELD/VEHICULAR PAVEMENTS
INITIAL PLANNED FACILITIES
ULTIMATE DEVELOPMENT
ULTIMATE GENERAL USE
N

Panama City-Bay County International Airport	Site Plan

EXHIBIT B

Conceptual Master Plan

General Use (72.9 Ac)
General Use (149.5 Ac)
General Use (72.9 Ac)
Aviation Use (319.6 Ac)
Aviation Use (309.4 Ac)
Aviation Use
General Use (64.6 Ac)
General Aviation Development (175.7 Ac)
General Use (52.2 Ac)
General Use (52.1 Ac)

Access Points

Identified Access Points

- Taxiway / Tug Connections (2)
- Vehicular / Tug Connections (1)

Possible Access Points

- Potential Taxiway / Tug Connections (2)

Attachment 1
Land Donation Agreement
Between
Panama City — Bay County Airport and Industrial District
and
The St. Joe Company
This Land Donation Agreement (this “Agreement”) made and entered into this 22nd day of August, 2006, by and between the Panama City-Bay County Airport and Industrial District (the “District”), an independent special district of the State of Florida, and The St. Joe Company (“JOE”), a Florida corporation (collectively, the “Parties”).
W I T N E S S E T H:
     WHEREAS, as early as the 1960s the District recognized the need for expanded facilities and runways at the existing Panama City-Bay County International Airport (the “Existing Airport”); and
     WHEREAS, in the 1970s the Federal Aviation Administration (the “FAA”), various regulatory agencies and Governor Claude Kirk reviewed plans to extend the primary runway at the Existing Airport; and

     WHEREAS, plans to extend the primary runway did not proceed at that time due to inadequate funding and community concerns about the environmental and social impacts of extending the primary runway; and
     WHEREAS, in 1987 a District master plan approved by the FAA recommended the expansion of the terminal facilities and again recommended the extension of the primary runway; and
     WHEREAS, plans to extend the primary runway were delayed due to community concerns about environmental and social impacts; and
     WHEREAS, in 1993 the Panama City Commission and the Bay County Board of County Commissioners entered into an interlocal agreement backing bonds to improve terminal facilities, held public meetings and completed a substantial deviation of its Development of Regional Impact in order to permit expansion; and
     WHEREAS, in 1994 the District initiated environmental studies and permitting to extend its 6,300 foot primary runway by 1,700 to 2,200 feet into Goose Bayou, requiring an estimated 42 acres of fill in North Bay, including 14 acres containing seagrasses; and
     WHEREAS, over the next four years the District conducted environmental studies and pursued environmental permits seeking permission from the state to extend the runway; and

     WHEREAS, throughout the four year time period, certain concerned citizens and environmental advocacy groups opposed plans to extend the runway; and
     WHEREAS, in June of 1998, in response to opposition to the runway extension plans, the District initiated studies to explore other alternatives to improve the Existing Airport; and
     WHEREAS, the District initiated discussions with JOE to seek its support for an improved and expanded airport; and
     WHEREAS, such discussions led to a proposal that included the possible charitable donation of land by JOE to relocate the Existing Airport to achieve the objectives of additional air traffic and overall safety improvements; and
     WHEREAS, on November 23, 1998, the District placed runway extension plans on hold and initiated the process of determining the feasibility of a replacement airport facility; and
     WHEREAS, on November 17, 1999, after nearly 18 months of consideration, JOE formally indicated its willingness to make a charitable contribution of up to 4,000 acres in west Bay County to the District to allow it to further explore the feasibility of a replacement airport facility; and
     WHEREAS, on April 12, 2001, following feasibility studies and a site evaluation analysis, the FAA provided a tentative, advisory determination under

14 CFR Part 157 that, subject to certain specified conditions, a proposed relocation of the Panama City-Bay County International Airport (the “Airport”) to a site in west Bay County would not adversely affect the safe and efficient use of local airspace; and
     WHEREAS, on November 6, 2001, the District, JOE and the Bay County Board of County Commissioners entered into an agreement to prepare an optional sector plan on approximately 75,000 acres in west Bay County in order to seek citizen participation and develop a vision for the Airport, including planning for compatible area land uses and environmental conservation; and
     WHEREAS, the West Bay Area Sector Plan provides a blueprint for the area land uses including the Airport and the creation of the West Bay Preservation Area, a plan that proposes to protect the West Bay environment forever and mitigate environmental impacts of the relocated airport development; and
     WHEREAS, on September 24, 2002, the Bay County Board of County Commissioners unanimously adopted the West Bay Sector Plan overlay map and policies; and
     WHEREAS, at the District’s request the FAA initiated an Environmental Impact Statement process and held a public meeting on May 13, 2003, in order to receive initial public comment on alternatives to expand or relocate the Existing Airport; and

     WHEREAS, on December 11, 2003, the Bay County Board of County Commissioners adopted the West Bay Detailed Specific Area Plan and the Airport Detailed Specific Area Plan providing land use approval for the Airport and adjacent compatible uses and environmental conservation; and
     WHEREAS, the District has initiated an airport master planning process in accordance with FAA guidelines and requirements, and such process will include preparation of an Airport Master Plan and an Airport Layout Plan (“ALP”), and such Airport Master Plan and ALP will provide that the Airport will have sufficient infrastructure and facilities necessary for the operation of a public commercial service airport at a service level equal to or greater than that provided at the Existing Airport; and
     WHEREAS, resolutions, proclamations and letters in support of the Airport have been adopted by the Bay County Commission, the Panama City Beach City Council, the Washington County Commission, the Gulf County Commission, the Franklin County Commission, the City of Port St. Joe Commission, the City of Callaway Commission, the Town of Cedar Grove Council, the City of Parker Council, the City of Lynn Haven Commission, the Panama City Beach Convention and Visitors Bureau, Inc., the City of Springfield Commission, the City of Wewahitchka Commission, the Bay County Chamber of Commerce, the Panama City Beach’s Chamber of Commerce, the Bay County Tourist Development Council and Gulf Coast Workforce Board; and

     WHEREAS, the FAA released a Draft Environmental Impact Statement in November 2004 and thereafter, in order to seek public comment on the alternatives to expanding or relocating the Existing Airport, held a public hearing on January 11, 2005, and received written comments through January 28, 2005; and
     WHEREAS, the FAA issued a Notice of Availability for the Final Environmental Impact Statement (FEIS) in the Federal Register on May 12, 2006 and received written comments through July 5, 2006; and
     WHEREAS, JOE recognizes the potential public benefits that can be promoted by the Airport, including (i) attracting additional air carriers to the region and thereby benefiting the public by bringing better air service to Northwest Florida; (ii) protecting the environment; (iii) creating a higher quality planning standard for Bay County; (iv) creating new jobs for the region; (v) benefiting the United States military and specifically Tyndall Air Force Base through the reduction or elimination of air space conflicts; and (vi) creating potential economic development for Bay County; and
     WHEREAS, JOE desires to support the project through the charitable contribution of its land as set forth herein; and
     WHEREAS, JOE wishes to ensure that its contribution of land is used for its intended charitable purpose as a federally-funded, grant-obligated, public-use airport and the District wishes to provide JOE with assurances and legally enforceable rights to ensure that the donated land be used for such purposes;
     NOW, THEREFORE, in consideration of the mutual premises and covenants contained herein, the District and JOE hereby agree as follows:
1. Contribution of Airport Property. Subject to the terms and conditions set forth herein, and in consideration of the premises provided in this Agreement, JOE will transfer to the District by Special Warranty Deed the property consisting of approximately 4,000 acres of land as specified in Exhibit A (the “Airport Property”). The transfer of the Airport Property is subject to the occurrence of the following events:
a.	The District has received final federal, state and local governmental permits and approvals required for the construction, equipping and operation of the new Airport as generally described in Exhibit B (the “Improvements”), and all applicable appeal and challenge periods for such permits, approvals and authorizations have either expired or, with respect to any federal challenge periods, the requirement that such challenge period shall have expired in order for the District to comply with this provision of the Agreement shall have been waived by JOE in its sole discretion;
b.	The District has the authority, pursuant to special acts and general law, to construct the Improvements and to perform the terms of this Agreement; and

c.	Either (i) the District has secured and has available all funds that are required to pay for the construction, equipping and operational costs of the Improvements or (ii) the District has presented documentation demonstrating that it is reasonably certain that all funds that are required to pay for the construction, equipping and operational costs of the Improvements will be available to complete the Improvements in accordance with this Agreement.

On or before the Deadline (as hereinafter defined), the District shall deliver to JOE a certificate (the “Compliance Certificate”) certifying that the events set forth in paragraphs 1(a), (b) and (c) above have occurred. The District shall attach to the Compliance Certificate such documentation as may be necessary to demonstrate the accuracy of the certifications. “Deadline” shall mean December 1, 2006; provided, however, that if the District is diligently pursuing the Ecosystem Team Permit, the FEIS, the FAA Record of Decision, the U.S. Army Corps of Engineers 404 permit, state and federal funding and/or bonding backed by the sale of the Existing Airport (if required), the Deadline shall be December 1, 2007. Notwithstanding the foregoing, if the District and the FAA have entered into a letter of intent for the financing of the federal share of the funds necessary to complete the full construction of the Airport and the District is diligently pursuing the Ecosystem Team Permit, the FEIS, the FAA Record of Decision and the U.S. Army Corps of Engineers 404 permit, the Deadline shall be December 1, 2008. Notwithstanding the foregoing, the Deadline may be extended by JOE in its sole discretion.

JOE shall have 30 days after receipt of the Compliance Certificate to verify the accuracy of the information contained therein and to notify the District in writing whether or not JOE is satisfied that the certifications in the Compliance Certificate are accurate and in compliance with this Agreement (the “JOE Certificate”). If the JOE Certificate indicates that JOE is satisfied, JOE shall transfer to the District title as outlined herein to the Airport Property by delivery to the District of a Special Warranty Deed within 15 days of the delivery of the JOE Certificate (the “Closing Date”).
If the JOE Certificate indicates that JOE has determined that the certifications in the Compliance Certificate are not accurate and/or are not in compliance with this Agreement, the basis for such determination shall be disclosed in writing to the District at the time of delivery of the JOE Certificate. The District shall have 90 days after receipt of the JOE Certificate to satisfy the objections of JOE. If JOE determines that the District has satisfied its objections within such 90 days, JOE shall so notify the District and shall transfer to the District fee simple title, subject to normal and customary permitted exceptions, including mineral rights existing on the property, to the Airport Property by delivery to the District of a Special Warranty Deed within 15 days of such notice (the “Closing Date”).
In the event that JOE fails to deliver to the District a Special Warranty Deed as required by the foregoing, and such failure continues for 30 days after JOE’s receipt of written notice thereof from the District, the District shall have the right to file an action seeking injunctive relief and/or specific performance of JOE’s obligations under this Agreement.
If (i) a Compliance Certificate is not delivered on or before the Deadline or (ii) a Compliance Certificate delivered on or before the Deadline is deemed by JOE not to be accurate and/or not in compliance with this Agreement and JOE’s objections are not satisfied by the District within 90 days after the District’s receipt of the JOE Certificate, then this Agreement shall terminate and the District and JOE shall be relieved of their respective obligations contained herein unless the Parties mutually agree otherwise in writing.
d.	The Airport Property shall be occupied and used by the District for the construction, operation and maintenance of a federally-funded, grant-obligated, public-use airport according to the requirements of applicable federal planning and engineering standards and to the federally-approved Airport Layout Plan (“ALP”) as more fully set forth in Exhibit B. In the event that (i) the District elects to abandon or fails to diligently pursue the relocation of the Airport, (ii) a final judicial decision renders the relocation of the Airport infeasible, (iii) construction of the Airport has not commenced within two years of the Closing Date, or (iv) the Airport has not opened for public use within five years of the Closing Date, JOE shall have the right to cause the Airport Property, in whole or in part (in JOE’s sole discretion), to revert back to JOE, its successors or assigns, who thereupon may immediately re-enter and take possession of the Airport Property free and clear of all claims, liens or encumbrances, including any of the District; provided, however, that JOE shall reimburse the FAA, the Florida Department of Transportation and the District for (i) any grant funds disbursed by them for planning and construction of the Airport and (ii) any funds directly expended by them to third parties in connection with the construction of the Airport.
The provisions of this paragraph 1(d) shall survive the transfer of the Airport Property to the District, and shall be incorporated into the Special Warranty Deed.
2. Encumbrance of Mitigation Lands. The Parties acknowledge that the District will be unable to receive all of the permits set forth in Paragraph 1(a) unless land necessary to mitigate for the environmental impacts of the Improvements on the Airport Property (the “Mitigation Lands”) is available. Within 30 days after presentation by the District to JOE of evidence satisfactory to JOE that, but for the placement of a conservation easement on the Mitigation Lands, the District will receive the permits and the events set forth in paragraphs 1(a), (b) and (c) have occurred or are reasonably expected to occur, JOE agrees to encumber the Mitigation Lands by a conservation easement (the “Conservation Easement”); provided, however, the obligation to encumber the Mitigation Lands is subject to the following conditions:
a.	The amount and location of the Mitigation Lands needed to offset the environmental impacts disclosed in the FEIS shall be limited to those areas defined by EXHIBIT C (the “Survey”) attached hereto (also to be identified as

Exhibit A of the Conservation Easement). The District agrees that if EXHIBIT C attached hereto is materially different in defining the amount and location of the Mitigation Lands as compared to the amount and location of Mitigation Lands referenced in either the Ecosystem Management Agreement (“EMA”) issued by the Florida Department of Environmental Protection or the 404 permit issued by the U.S. Army Corps of Engineers, then the District, not JOE, will be obligated to take whatever action or provide whatever assurances are deemed necessary by the permitting agencies to offset the environmental impacts disclosed in the FEIS.
b.	The uses permitted on the Mitigation Lands shall be limited to those uses consistent with the Conservation Easement on the subject Mitigation Lands as well as conditions set forth under the EMA to be issued by the Florida Department of Environmental Protection and incorporated into the U.S. Army Corps of Engineers 404 permit currently under review (collectively referred to as the “Mitigation Plan”).
c.	The District shall be solely responsible for the management, implementation and costs of the Mitigation Plan and such obligation shall be set forth in the Conservation Easement.
d.	Subject to the provisions of Paragraph e below, the Conservation Easement shall be perpetual and shall contain restrictions deemed necessary by the permitting agencies, including the Florida Department of Environmental

Protection and the U.S. Army Corps of Engineers, for issuance of their respective permits.
e.	In the event that the District fails to commence construction of the Improvements on the Airport Property within two years of the Closing Date, JOE shall have the option to either file an action seeking injunctive relief and/or specific performance of the District’s obligations under this Agreement or to request that the District, and the District agrees upon receipt of such request, to surrender the permit for which the Conservation Easement was issued and cause the Conservation Easement to be terminated, and the Conservation Easement shall contain provisions consistent hereto.
3. Access Road and Utilities. The District agrees to construct, in accordance with Florida Department of Transportation construction standards and the roadway standards set forth in the West Bay Detailed Specific Area Plan, a four-lane divided access road connecting the Airport Property to County Road 388 (the “Access Road”) and to provide utilities to the Airport Property as required to operate the Improvements. The Access Road shall be located in the general area depicted on the map attached as Exhibit D. JOE agrees to make a charitable donation to the District such real property as is reasonably required to construct the Access Road and to provide easements or land as necessary to construct water, sewer, gas, electrical and other utility lines to provide service to the Airport Property. JOE and the District each acknowledge that the funding of the construction of the Access Road and utilities will be in accordance with all applicable federal requirements.
a.	JOE, its affiliates, successors and assigns, shall have the right to use the Access Road for access to property of JOE or its affiliates, or their successors or assigns, and the Access Road will be encumbered with an easement allowing such use by JOE and its affiliates, or their successors or assigns.
b.	JOE and its affiliates, or their successors or assigns, shall also have the right, but not the obligation, to receive water, sewer, gas, electrical and other utilities service from the lines constructed in the Access Road right of way or elsewhere on Airport Land to provide service to the Airport Property, provided that such lines have sufficient capacity, beyond that required by the District to operate the Improvements and to accommodate a reasonable amount of future expansion by the District, for the proposed use by JOE and its affiliates, or their successors or assigns, and JOE and its affiliates, or their successors or assigns, agree to pay the impact fees and user charges that are uniformly charged to other customers by the provider of such water, sewer, gas, electrical or other utilities services. The District shall cooperate with JOE in increasing the capacity of water, sewer, gas and other utilities service for use by JOE and its affiliates, or their successors or assigns, provided that JOE and its affiliates, or their successors or assigns, shall be responsible for the incremental cost for improvements beyond those that would otherwise be constructed to meet the needs of the Airport.

c.	JOE consents to the subsequent transfer of the Access Road to the State of Florida or another governmental entity, provided that the state or other governmental entity accepts the easement and agrees in writing to be bound by the obligations of the District to JOE and its affiliates, or their successors or assigns, concerning the use of the Access Road and the construction of utilities. Any such transfer must comply with all applicable federal requirements.
d.	JOE agrees that its use of the Access Road shall not impede the ability of normal motor vehicle traffic to enter or leave the Airport.
4. Economic Development. The District and JOE agree that economic development in Bay County and Northwest Florida is a primary goal of this Agreement. As such, the Parties agree to cooperate on specific strategies to market the Airport Property and the West Bay Area Sector Plan to attract new industries consistent with the uses contemplated in the map and policies adopted by the Bay County Board of County Commissioners known as “Chapter 12” of the Bay County Comprehensive Plan. In order to facilitate these strategies, the Parties agree that in the event that JOE sells or otherwise transfers real property adjacent to or near the Airport Property for the purpose of locating industries or businesses that desire to have access to the facilities of the Airport, the District agrees to provide such access consistent with the interest of the District in ensuring the safety and security of the airfield and providing for the financial self-sustainability of the Airport. Notwithstanding the foregoing, the terms and conditions of any such access, including the location of infrastructure, the method of controlling access and assessment of access fees and the protection of the ability of the District to adhere to its federal obligations shall be subject to the prior approval of the FAA and shall be in compliance with all applicable FAA rules and the District’s federal grant obligations. The District’s agreement to provide such access shall also be subject to the laws administered by the Florida Departmnet of Environmental Protection and the U.S. Army Corps of Engineers regulating development activities related to such assets.
5. Appraisals, Receipts, Etc. The District agrees to cooperate fully with JOE with respect to the steps necessary for JOE to claim charitable contribution deductions under Internal Revenue Code (the “Code”) Section 170 and the Treasury Regulations promulgated thereunder with respect to the charitable contributions contemplated by this Agreement. Among other things, this shall include the timely issuance by the District to JOE of all appropriate written receipts and acknowledgements in the prescribed form and the cooperation by the District with respect to all appropriate appraisals; provided, however, that the District shall not be financially responsible for the cost of such appraisals. JOE recognizes that the District may be required to undertake a separate appraisal as part of its funding obligations, the cost of which will be the responsibility of the District.
6. Arbitration. In the event of a breach of the terms of this Agreement, the Parties shall have available to them all legal and equitable remedies, including specific performance, provided such remedies are sought through binding arbitration as provided below. To the extent permitted by law and unless otherwise specified therein, any controversy arising out of this Agreement which the Parties are unable to resolve by mutual agreement shall be submitted to binding arbitration in Panama City, Florida, in accordance with the rules of the American Arbitration Association. Any decision of the arbitrators may be enforced in any court of competent jurisdiction in Bay County, Florida. Issues under arbitration shall be heard and decided by three (3) arbitrators, one of whom shall be designated by the District, one of whom shall be designated by JOE and the third who shall be designated by the other two or, in the absence of such designation, shall be designated by the American Arbitration Association. Any decision as to any issue being arbitrated, including the sharing of cost of arbitration, made by at least two (2) of the arbitrators shall be the decision of the arbitrators and such decision shall be final, non-appealable and binding upon the Parties. Notwithstanding the foregoing, the parties acknowledge that the District is obligated to comply with its obligations under FAA grant assurances as provided under federal law and such obligations shall not be subject to the arbitration provisions set forth above.
7. Enforcement, Standing and Related Issues. The District and JOE expressly agree that (a) JOE, its successors and assigns, shall have full and complete legal authority and standing to enforce its rights under this Agreement and (b) without this absolute and complete legal authority and standing, JOE would not have entered into this Agreement. Accordingly, on behalf of itself, its successors and assigns, and any other entity that may derive any rights or powers from it pursuant to this Agreement, the District hereby (a) irrevocably waives any and all objections to JOE’s standing to enforce its rights under this Agreement and (b) represents and warrants that it will not object to or challenge in any way the legal standing of JOE, its successors and assigns, to enforce its rights under this Agreement.
8. Interpretation. In the event that any provision of this Agreement shall be held to be invalid, such provision shall be null and void; however, the validity of the remaining provisions of this Agreement shall not in any way be affected thereby. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. The Parties understand that a substantial number of additional agreements, deeds, restrictive covenants and other documentation will be required as a result of fulfilling the terms, conditions, purposes and goals of this Agreement, and the Parties agree to work in good faith to prepare and then execute such other legal instruments that are required to satisfy and effectuate the terms, conditions, purposes and goals of this Agreement.
9. Uncontrollable Circumstances and Time Periods. Neither party shall be obligated to perform or fulfill a particular duty or responsibility within the time periods specified herein if such performance is delayed as a result of an “Uncontrollable Circumstance,” which shall mean an act which is beyond the reasonable control of the party relying thereon and shall only include (i) acts of God, such as storm, hurricane, flood or earthquake; (ii) civil disturbances, such as riots, revolutions, rebellion or insurrections; (iii) acts of terrorism; (iv) accidents or disruptions, such as fire or explosions; and (v) labor difficulties, such as strikes, lockouts or sabotage. During the occurrence of an Uncontrollable Circumstance, each party will take reasonable steps to continue performance of its obligations to the extent possible. If an Uncontrollable Circumstance presents or delays a party’s performance, the party claiming an Uncontrollable Circumstance shall notify the other in writing as soon as reasonably possible of the commencement of such Uncontrollable Circumstance, the nature of the Uncontrollable Circumstance, its impact and its anticipated duration, and a proposed date for completion of the party’s performance. The Parties shall then mutually agree to the establishment of new time periods for the performance of the duty or responsibility that was delayed by the Uncontrollable Circumstance. As soon as reasonably possible following the termination of the Uncontrollable Circumstance, the party claiming an Uncontrollable Circumstance shall provide the other with written notice of its termination.
10. FAA Review Required. The Parties agree that this Agreement is subject to written acknowledgement by the FAA that the Agreement is consistent with FAA rules and guidelines applicable to the District’s current and future federal obligations, and such acknowledgement shall be attached to this Agreement as Exhibit E. The Parties acknowledge that the District is expected to enter into FAA grant assurances or other federal agreements in the future to support the development or operation of the Airport Property as provided under federal law and that in the event that the provisions of such agreements conflict with

Sections 3 through 14 of this Agreement, the provisions of such agreements shall control.
11. Subsequent Transfers. Other than the transfer of the Airport Property to another governmental authority or entity (“public entity”) as the airport sponsor, (a) if at any time the District desires to assign, sell, transfer, convey, lease (other than an Exempt Lease, as defined in subparagraph (e) below) or grant (“Transfer”) all or any portion of the District’s right, title or interest in or to the Airport Property (the “Offered Land”) to a non-public entity, then the District shall submit a written notice (the “Transfer Notice”) of such intention to JOE. The Transfer Notice shall disclose the Offered Land proposed to be Transferred, the terms and conditions, and the proposed price. The Transfer Notice shall further state that, in accordance with the provisions of this Agreement, all but not less than all of the Offered Land may be Transferred to JOE for the price and upon the other terms and conditions set forth therein. Within 30 days of its receipt of the Transfer Notice, JOE will notify the District in writing (the “JOE Notification”) if it desires to accept the Transfer of the Offered Land on the terms, conditions and price set forth in the Transfer Notice or if it is willing to purchase or lease, as applicable, the Offered Land on different terms and conditions or at a different price, which shall be indicated in the JOE Notification. If JOE accepts on the terms, conditions and price set forth in the Transfer Notice, the Offered Land shall be transferred to JOE on such terms, conditions and price as set forth in subparagraph (d) below. If JOE indicates different terms, conditions or price, JOE and the District shall negotiate in good faith the terms, conditions and price of the Transfer. If JOE and the District agree upon terms, conditions and price within 60 days (the “Negotiation Period”), the Offered Land shall be transferred to JOE at the agreed upon terms, conditions and price as set forth in subparagraph (d) below, provided such terms, conditions and price specified in the transfer notice are at Fair Market Value.
(b) If JOE does not send a JOE Notification to the District within the 30 day period specified above or if JOE and the District do not agree upon terms, conditions and price within the Negotiation Period, the Offered Land may be Transferred to a third party at any time within 180 days after the date of the Transfer Notice on terms, conditions and price not more favorable than those specified in the Transfer Notice or after the expiration of the Negotiation Period on terms, conditions and price not more favorable than the terms, conditions and price indicated in the JOE Notification, as the case may be. Any Offered Land not Transferred within such 180-day period shall continue to be subject to the requirements set forth in this paragraph 11. In connection with such Transfer, any third party transferee shall agree to be bound by the terms of this paragraph 11.
(c) Prior to any transfer of Offered Land by sale or conveyance, the District, as airport sponsor, shall obtain authorization from the FAA for the transfer of the Offered Land and a release from the federal obligations related to the property. Prior to the conversion of any previously identified aeronautical property to a non-aeronautical use, the District, as airport sponsor, shall obtain authorization from the FAA for any land use changes and obtain any necessary releases from federal obligations related to the property.
(d) The Transfer of the Offered Land to JOE shall be made 30 days following JOE’s acceptance (or if such 30th day is not a business day, on the next succeeding business day); provided authorization for any disposal or release of the federal obligations for the Offered Land has been provided to the District by the FAA. Such Transfer shall be effected by the District’s delivery to JOE of a Special Warranty Deed or lease, as the case may be, against payment to the District by JOE of the price in accordance with the Transfer Notice or as agreed upon by JOE and the District during the 60 day negotiation period.
(e) An “Exempt Lease” shall mean a lease (i) for an in terminal use, or (ii) for aeronautical services or aviation or aviation support facilities (including, without limitation, passenger air carrier services, air cargo and air courier services where such operation requires direct runway access, air ambulance services, air charters, aircraft and flight support services necessary to support the operation of aircraft, air traffic control facilities, fuel storage facilities, aircraft and aircraft component manufacturing and assembly where such operation requires direct runway access, aircraft and aircraft component research and development facilities where such operation requires direct runway access, pilot training and flight schools, aircraft rental and sightseeing, aerial photography and surveying, crop dusting and other agricultural applications, aerial advertising and banner towing, aircraft and aircraft component sales and services where such operation requires direct runway access, sale of aviation petroleum products, repair and maintenance of aircraft and aircraft components where such operation requires direct runway access, aircraft tie down and storage, corporate and private hangar facilities, aerial firefighting, power line or pipeline patrol, fixed base operation services, airport parking facilities, and rental car storage and service facilities.
(f) Notwithstanding the foregoing, the provisions of this Paragraph 11 shall expire at the end of the fiftieth (50th) year following the Closing Date.
(g) Notwithstanding the foregoing, the provisions of this Paragraph 11 shall not be construed to grant approval to the District to transfer its interest as the sponsor of the Airport to JOE.
(h) Notwithstanding the foregoing, a lease for any use with a term, including renewals, of less than ten (10) years shall also be considered an Exempt Lease.
12. No Naming Rights. Although JOE shall have the right to disclose to the general public the charitable contributions contemplated and effectuated by this Agreement, JOE shall have no rights with respect to the name of the Airport Property and/or any improvements that are located thereon. A suitable tangible acknowledgement of JOE’s charitable contribution with respect to the Airport Property may be placed in one or more locations at or near the Airport, but only if and to the extent that the District so agrees.
13. Closing Costs. All closing costs related to the transfer of land set forth in this Agreement shall be paid for by the District, except as otherwise provided in paragraph 5. Such costs include surveys, title commitments, recording fees, and document stamps.

14. Donation of Land “As Is”. The Airport Property and Mitigation Lands shall be donated in “as is” condition with no obligation on the part of JOE to undertake any improvements or to clear any exceptions to title. The Airport Property and Mitigation Lands shall be donated free of any mortgages or financial liens.
15. Successors and Assigns. This Agreement shall be binding on the Parties respective successors and assigns.
SIGNATURES
PANAMA CITY-BAY COUNTY AIRPORT AND INDUSTRIAL DISTRICT

By:	/s/ Joseph K. Tannehill Name: Joseph K. Tannehill
Title: Chairman
THE ST. JOE COMPANY

By:	/s/ Peter S. Rummell Name: Peter S. Rummell
Title: Chairman and CEO

Exhibit A
Description of Airport Property

EXHIBIT A

A BOUNDARY SURVEY OF:

PROPOSED PANAMA CITY AIRPORT

LEGEND

SIRC = SET 5/8" IRON ROD "PBS&J LB 24"
SCM = SET 4"x4" CONCRETE MONUMENT "PBS&J LB 24"
(TYP) = TYPICAL
N = NORTHING COORDINATE
E = EASTING COORDINATE
Δ = CENTRAL ANGLE
CCR = CERTIFIED CORNER RECORD

AREA OF SECTIONS WITHIN SUBJECT PROPERTY

0 2000 4000
GRAPHIC SCALE
SCALE: 1" = 2000'

GENERAL NOTES:

1. THIS SURVEY MUST BEAR THE SIGNATURE AND ORIGINAL RAISED SEAL OF A FLORIDA LICENSED SURVEYOR AND MAPPER IN RESPONSIBLE CHARGE OF ITS PREPARATION. OTHERWISE THE SURVEY IS NOT VALID AND IS FOR INFORMATION PURPOSES ONLY.

2. BEARINGS AND COORDINATES SHOWN HEREON ARE BASED ON THE STATE PLANE COORDINATE SYSTEM OF FLORIDA, NORTH ZONE, NORTH AMERICAN DATUM 1983/1990 ADJUSTMENT.

3. THIS SURVEY WAS PREPARED WITHOUT THE BENEFIT OF A TITLE POLICY, THEREFORE THE UNDERSIGNED MAKES NO GUARANTEES AS TO THE ACTUAL SIZE, LOCATION OR EXISTENCE OF EASEMENTS, RIGHTS-OF-WAY, SETBACK LINES, AGREEMENTS, RESERVATIONS OR OTHER SIMILAR MATTERS.

4. UNDERGROUND ENCROACHMENTS (IF ANY), SUCH AS FOUNDATIONS AND UTILITIES, HAVE NOT BEEN SHOWN.

5. THIS SURVEY WAS COMPLETED IN THE FIELD ON MAY 25, 2004 UNDER THE SUPERVISION OF A PROFESSIONAL LAND SURVEYOR.

6. THIS SURVEY OR ANY PART THEREOF SHALL NOT BE REPRODUCED WITHOUT THE WRITTEN CONSENT OF PBS&J.

7. JURISDICTIONAL WETLANDS THAT MAY OR MAY NOT EXIST WERE NOT DELINEATED BY A QUALIFIED ENVIRONMENTAL SCIENTIST OR BIOLOGIST, THEREFORE NO LOCATION ATTEMPT WAS MADE.

8. THE DIRT ROADS SHOWN HEREON ARE TYPICALLY 10 FEET WIDE AND APPROXIMATE LOCATION ONLY.

9. ATTENTION IS DIRECTED TO THE FACT THAT THIS MAP MAY HAVE BEEN ALTERED IN SIZE BY REPRODUCTION. THIS MUST BE CONSIDERED WHEN OBTAINING SCALED DATA.

DETAIL "A"
NOT TO SCALE
POINT OF BEGINNING
SUBJECT PROPERTY
2
1
11
12
PROPERTY LINE

22
23
24
27
26
25
30
34
35
36
31
32
3
2
1
6
5
10
11
12
7
8
RANGE 16 WEST
RANGE 15 WEST
TOWNSHIP 1 SOUTH
TOWNSHIP 2 SOUTH
POINT OF COMMENCEMENT
SOUTHWEST CORNER OF SECTION 2, TOWNSHIP 2 SOUTH, RANGE 16 WEST
COUNTY ROAD 388
(22' ASPHALT PAVING)

NOTE: SEE SHEET 2 FOR BOUNDARY INFORMATION

DESCRIPTION

SURVEYOR'S CERTIFICATION

I HEREBY CERTIFY THAT THIS BOUNDARY SURVEY WAS PERFORMED UNDER MY DIRECT SUPERVISION AND CONTROL, AND THAT SAID SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND COMPLIES WITH THE MINIMUM TECHNICAL STANDARDS FOR SURVEYING PURSUANT TO SECTION 472.027, FLORIDA STATUTES AND CHAPTER 61G17-6, FLORIDA ADMINISTRATIVE CODE.

PBS&J LB 24
POST, BUCKLEY, SCHUH & JERNIGAN, INC.
5300 WEST CYPRESS STREET, SUITE 200
TAMPA, FLORIDA 33607

James E. Godfrey
Professional Land Surveyor Registration No. 4541
State of Florida

PBSJ 5300 West Cypress Street, Suite 200, Tampa, Florida 33607-1780, Ph (813) 282-7275, Fax (813) 286-1207	CLIENT: BECHTEL INFRASTRUCTURE CORPORATION	PROJECT: PROPOSED PANAMA CITY AIRPORT	TASK: BOUNDARY SURVEY	ORIGINAL SEPTEMBER 2004 REVISIONS:	EMBOSSED SEAL	JOB NO. 07005.20; DRAWN DJA; CHECKED JEG; QC DWC; FIELD BOOK 1025; SHEET 1 OF 2

A BOUNDARY SURVEY OF PROPOSED PANAMA CITY AIRPORT

LEGEND
SIRC = SET 5/8" IRON ROD "PBS&J LB 24"
SCM = SET 4"x4" CONCRETE MONUMENT "PBS&J LB 24"
(TYP) = TYPICAL
N = NORTHING COORDINATE
E = EASTING COORDINATE
Δ = CENTRAL ANGLE
GRAPHIC SCALE
SCALE: 1" = 1000'
RANGE 15 WEST
RANGE 16 WEST
TOWNSHIP 1 SOUTH
TOWNSHIP 2 SOUTH
S 20°00'41" E 8434.67'
7527.80'
N 19°59'32" W 12207.51'
2849.88'
VACANT
COUNTY ROAD 388
(22' ASPHALT PAVING)
POINT OF BEGINNING
SEE DETAIL "A"
DIRT ROAD (TYP)
POINT OF COMMENCEMENT
DETAIL "A"
NOT TO SCALE
SUBJECT PROPERTY

NOTE: SEE SHEET 1 FOR DESCRIPTION AND GENERAL NOTES

PBSJ
5300 West Cypress Street, Suite 300
Tampa, Florida 33607-1784
Ph. (813) 282-7275
Fax (813) 286-1307

CLIENT	PROJECT	TASK
BECHTEL INFRASTRUCTURE CORPORATION	PROPOSED PANAMA CITY AIRPORT	BOUNDARY SURVEY

ORIGINAL: SEPTEMBER 2004
REVISIONS: 1. 2. 3. 4. 5. 6. 7.

JOB NO. 070054.20
DRAWN: SJA
CHECKED: JEG
QC: DWC
FIELD BOOK: 1025

SHEET 2 OF 2

Exhibit B
IMPROVEMENTS
I.	Improvements: The District will construct and implement airport facility improvements in substantial compliance with the draft ALP prepared by Bechtel Infrastructure Corporation dated June 2, 2004, as such ALP may be modified by the District and approved by the FAA from time to time, a copy of which is attached hereto as EXHIBIT F. The ALP will depict initial development and future facility requirements based on a forecast of aviation demand. The Improvements will include the construction of runways (as disclosed in the FAA Record of Decision and in any subsequent environmental permit approvals issued by the Florida Department of Environmental Protection and the U.S. Army Corps of Engineers), taxiway, terminal building, street and roads, utilities, the Access Road and Utilities, as described in paragraph 3 of the Agreement and other such infrastructure and facilities necessary for the operation of a public commercial service airport at a service level that is equal to or greater than that provided at the Existing Airport and as more specifically set forth in EXHIBIT F.
II.	Land-Use: Any use permitted in Section 12A Airport Subelement of the Bay County Comprehensive Plan as adopted by the Bay County Commission on December 11, 2003 attached hereto as EXHIBIT G shall be permitted. Notwithstanding the foregoing, all residential uses shall be prohibited on the Airport Property.

EXHIBIT C

A BOUNDARY SURVEY OF:

PANAMA CITY AIRPORT MITIGATION SITE

DESCRIPTION

PARCEL 1

PARCEL 2-1

VICINITY MAP

NORTH
N.T.S.
PROJECT VICINITY

LOCATION MAP

PROPOSED PANAMA CITY AIRPORT
NORTH
N.T.S.
PARCEL 1
PARCEL 2
PARCEL 3
WEST BAY

SHEET INDEX

SHEET 1	COVER
SHEET 2	OVERALL BOUNDARY LAYOUT
SHEETS 3 THRU 7	BOUNDARY DETAILS

SHEET KEY

SHEET 3
PARCEL 1
SHEET 4
SHEET 5
PARCEL 2
SHEET 6
PARCEL 3
SHEET 7

DESCRIPTION (continued)

PARCEL 2-2

PARCEL 2-3

PARCEL 3

SURVEYOR'S CERTIFICATION

PBSJ — 5300 West Cypress Street, Suite 300, Tampa, Florida 33607-1784, Ph. (813) 282-7275, Fax (813) 286-1207	PANAMA CITY-BAY COUNTY INTERNATIONAL AIRPORT PANAMA CITY, FLORIDA	PROJECT: PANAMA CITY AIRPORT MITIGATION SITE	TASK: BOUNDARY SURVEY	ORIGINAL: APRIL 2006	JOB NO. 070554.21 DRAWN DJA CHECKED JED QC DMC FIELD BOOK 1127-1128 SHEET 1 OF 7

A BOUNDARY SURVEY OF PANAMA CITY AIRPORT MITIGATION SITE

SEE SHEET 1 FOR DESCRIPTIONS
SEE SHEETS 3 - 7 FOR BOUNDARY INFORMATION

LEGEND

FCM = FOUND CONCRETE MONUMENT
SIRC = SET 5/8" IRON ROD CAPPED "PBS&J LB24"
FIP = FOUND IRON PIPE
FIRC = FOUND IRON ROD CAPPED
FIR = FOUND IRON ROD
OR = OFFICIAL RECORDS
PG = PAGE
TYP = TYPICAL

GENERAL NOTES:

1. THIS SURVEY MUST BEAR THE SIGNATURE AND ORIGINAL RAISED SEAL OF A FLORIDA LICENSED SURVEYOR AND MAPPER IN RESPONSIBLE CHARGE OF ITS PREPARATION, OTHERWISE THE SURVEY IS NOT VALID AND IS FOR INFORMATION PURPOSES ONLY.

2. BEARINGS AND COORDINATES SHOWN HEREON ARE BASED ON THE STATE PLANE COORDINATE SYSTEM OF FLORIDA, NORTH ZONE, NORTH AMERICAN DATUM 1983/1990 ADJUSTMENT.

3. THIS SURVEY WAS PERFORMED WITH THE BENEFIT OF A TITLE COMMITMENT, NUMBER 1038-1038104 WITH AN EFFECTIVE DATE OF DECEMBER 8, 2005, PREPARED BY FIRST AMERICAN TITLE INSURANCE COMPANY. COMMENTS REFER TO THOSE ITEMS LISTED IN SCHEDULE B-SECTION 2 OF SAID COMMITMENT.
ITEM 1: NOT A MATTER OF SURVEY.
ITEM 2: REFER TO SURVEY.
ITEM 3: NOT A MATTER OF SURVEY.
ITEM 4: NOT A MATTER OF SURVEY.
ITEM 5: NOT A MATTER OF SURVEY.
ITEM 6: REFER TO SURVEY.
ITEM 7: NOT A MATTER OF SURVEY.
ITEM 8: EASEMENT TO GULF COAST ELECTRIC COOPERATIVE, INC. IN OR BOOK 138, PAGE 69 DOES NOT AFFECT SUBJECT PROPERTY.
ITEM 9: BORROW PIT EASEMENT IN DEED BOOK 132, PAGE 213 DOES NOT AFFECT SUBJECT PROPERTY.
ITEM 10: RIGHTS RESERVED TO STATE OF FLORIDA IN THE FOLLOWING DOCUMENTS:
DEED BOOK 80, PAGE 453 DOES NOT AFFECT SUBJECT PROPERTY
DEED BOOK 88, PAGE 462 DOES NOT AFFECT SUBJECT PROPERTY
DEED BOOK 99, PAGE 426 DOES NOT AFFECT SUBJECT PROPERTY
DEED BOOK 117, PAGE 395 DOES NOT AFFECT SUBJECT PROPERTY
DEED BOOK 121, PAGE 169 DOES NOT AFFECT SUBJECT PROPERTY
ITEM 11: EASEMENT GRANTED TO GULF POWER COMPANY IN DEED BOOK 147, PAGE 546 DOES AFFECT PARCEL 1 AND IS SHOWN HEREON.
ITEM 12: EASEMENT TO MARIFARMS, INCORPORATED IN OR BOOK 561, PAGE 486 DOES AFFECT PARCEL 2 AND IS SHOWN HEREON.
ITEM 13: EASEMENT TO BELLSOUTH TELECOMMUNICATIONS, INC IN OR BOOK 1824, PAGE 1520 DOES NOT AFFECT SUBJECT PROPERTY.
ITEM 14: EASEMENT TO FLORIDA GAS TRANSMISSION COMPANY IN OR BOOK 2049, PAGE 2 DOES NOT AFFECT SUBJECT PROPERTY.
ITEM 15: EASEMENT TO FLORIDA GAS TRANSMISSION COMPANY IN OR BOOK 2055, PAGE 686 DOES NOT HAVE A PROPERTY DESCRIPTION AND CANNOT BE DETERMINED IF IT AFFECTS SUBJECT PROPERTY.
ITEM 16: EASEMENT AGREEMENT IN OR BOOK 2135, PAGE 318 DOES AFFECT PARCEL 2 AND IS SHOWN HEREON.
ITEM 17: AGREEMENT BETWEEN BAY COUNTY BOARD OF COUNTY COMMISSIONERS AND THE ST. JOE COMPANY IN OR BOOK 2202, PAGE 1056 DOES NOT DOES NOT AFFECT SUBJECT PROPERTY.
ITEM 18: CONSERVATION EASEMENT IN OR BOOK 2263, PAGE 481 IS SAME EASEMENT TO THE BENEFIT OF THE DEPARTMENT OF ENVIRONMENTAL PROTECTION AS SHOWN IN OR BOOK 2135, PAGE 318 (ITEM 16)
ITEM 19: TERMS AND CONDITIONS IN LEASE RECORDED IN OR BOOK 322, PAGE 416; OR BOOK 776, PAGE 521; AND OR BOOK 1503, PAGE 434 DO NOT AFFECT SUBJECT PROPERTY.
ITEM 20: SEE NOTE AND UNHATCHED AREAS ON SHEET 2 OF 7 FOR OIL, GAS AND MINERAL RESERVATIONS DERIVED FROM THE FOLLOWING DOCUMENTS:
DEED BOOK 116, PAGE 363; DEED BOOK 110, PAGE 371; DEED BOOK 116, PAGE 371; DEED BOOK 117 PAGE 232; DEED BOOK 121, PAGE 57; DEED BOOK 129, PAGE 152; DEED BOOK 132, PAGE 479; DEED BOOK 133, PAGE 381; DEED BOOK 137, PAGE 241; SUBSURFACE BOOK 1, PAGE 55; BOOK 73, PAGE 534; BOOK 129, PAGE 567; BOOK 651, PAGE 731; BOOK 692, PAGE 44; BOOK 879, PAGE 42; BOOK 944, PAGE 945; BOOK 1214, PAGE 389; BOOK 1288, PAGE 387; BOOK 1304, PAGE 1788; BOOK 1304, PAGE 1800; BOOK 1304, PAGE 1812; BOOK 1711, PAGE 226; AND BOOK 1747, PAGE 282
ITEM 21: EASEMENTS AND SPOILAGE AREAS DESCRIBED IN FOREIGN JUDGMENT BOOK 2, PAGE 173 DO NOT AFFECT SUBJECT PROPERTY.
ITEM 22: NO MEAN HIGH WATER LINE HAS BEEN LOCATED PER CLIENT'S REQUEST.
ITEM 23: NOT A MATTER OF SURVEY.
ITEM 24: NOT A MATTER OF SURVEY.

4. UNDERGROUND ENCROACHMENTS (IF ANY), SUCH AS FOUNDATIONS AND UTILITIES, HAVE NOT BEEN SHOWN.

5. THIS SURVEY WAS COMPLETED IN THE FIELD ON APRIL 17, 2006 UNDER THE SUPERVISION OF A PROFESSIONAL LAND SURVEYOR.

6. THIS SURVEY OR ANY PART THEREOF SHALL NOT BE REPRODUCED WITHOUT THE WRITTEN CONSENT OF PBS&J.

7. JURISDICTIONAL WETLANDS THAT MAY OR MAY NOT EXIST WERE NOT DELINEATED BY A QUALIFIED ENVIRONMENTAL SCIENTIST OR BIOLOGIST, THEREFORE NO LOCATION ATTEMPT WAS MADE.

8. THE LOCATIONS OF DIRT ROADS SHOWN HEREON ARE APPROXIMATE AND ARE FOR GRAPHIC REPRESENTATION ONLY.

9. ATTENTION IS DIRECTED TO THE FACT THAT THIS MAP MAY HAVE BEEN ALTERED IN SIZE BY REPRODUCTION. THIS MUST BE CONSIDERED WHEN OBTAINING SCALED DATA.

GRAPHIC SCALE
SCALE: 1" = 2000'
0
2000'
4000'
STATE ROAD 388
PARCEL 1
RANGE 16 WEST
RANGE 15 WEST
POINT OF BEGINNING
PARCEL 1
POINT OF COMMENCEMENT
PARCEL 1
SW CORNER OF SW 1/4 OF SW 1/4 OF SECTION 13-2-16
ST. ANDREWS BAY
PARCEL 2-2
POINT OF BEGINNING
PARCEL 2-2
PARCEL 2-1
PARCEL 2-3
POINT OF BEGINNING
PARCEL 2-3
STATE ROAD S-391 (n/k/a COUNTY ROAD 2300)
POINT OF COMMENCEMENT
PARCELS 2 & 3
NE CORNER OF SECTION 35-2-15
POINT OF BEGINNING
PARCEL 2-1
WARREN BAYOU
WEST BAY
PARCEL 3
POINT OF BEGINNING
PARCEL 3
TOWNSHIP 2 SOUTH
TOWNSHIP 3 SOUTH
JOHNSON BAYOU
WEST BAY
RANGE 15 WEST
RANGE 14 WEST

PBS&J 5300 West Cypress Street, Suite 200 Tampa, Florida 33607-1784 Ph. (813) 282-7275 Fax (813) 286-1307 LICENSED BUSINESS 24, STATE OF FLORIDA	PANAMA CITY- BAY COUNTY INTERNATIONAL AIRPORT PANAMA CITY, FLORIDA	PROJECT PANAMA CITY AIRPORT MITIGATION SITE	TASK BOUNDARY SURVEY	ORIGINAL APRIL 2006 REVISIONS: 1. REVISION 05-11-06
				JOB NO. 070554.21 DRAWN DJA CHECKED JEG QC DMC FIELD BOOK 1127,1128 SHEET 2 OF 7

SECTION 18. TOWNSHIP 2 SOUTH, RANGE 14 WEST; AND SECTIONS 7 THROUGH 28, AND SECTIONS 34 AND 35, TOWNSHIP 2 SHOUTH, RANGE 15 WEST; AND SECTIONS 1,2,3,11, AND 12, TOWNSHIP 3 SOUTH, RANGE 15 WEST; AND SECTIONS 12, 13, AND 24, TOWNSHIP 2 SOUTH, RANGE 16 WEST, BAY COUNTY, FORIDA

SEE SHEET 1 FOR DESCRIPTIONS
SEE SHEET 2 FOR NOTES & LEGEND

SHEET KEY
STATE ROAD 388
N77°24'18"E
2916.89'
4659.83'
N71°51'24"E
2142.44'
RANGE 16 WEST
RANGE 15 WEST
PARCEL 1
1706 ACRES ±
NOTE: PORTIONS OF THIS PROPERTY ARE ENCUMBERED BY OIL, GAS & MINERAL RESERVATION (ITEM 20 OF TITLE COMMITMENT) SEE SHEET 2
POINT OF BEGINNING
POINT OF COMMENCEMENT
SW 1/4 OF SW 1/4
GULF POWER CORPORATION CORRIDOR
S79°20'28"W
9155.10'
S78°23'43"W 1471.61'
GRAPHIC SCALE
SCALE: 1" = 500'

PBS&J 5300 West Cypress Street, Suite 200 Tampa, Florida 33607-1784 Ph. (813) 282-7275 Fax (813) 286-1207	PANAMA CITY-BAY COUNTY INTERNATIONAL AIRPORT PANAMA CITY, FLORIDA	PROJECT: PANAMA CITY AIRPORT MITIGATION SITE	TASK: BOUNDARY SURVEY	ORIGINAL: APRIL 2005
LICENSED BUSINESS 24, STATE OF FLORIDA				JOB NO. 070554.21 DRAWN DJA CHECKED JEG QC DMC FIELD BOOK 1127,1128

SHEET 3 OF 7

SECTION 18. TOWNSHIP 2 SOUTH, RANGE 14 WEST; AND SECTIONS 7 THROUGH 28, AND SECTIONS 34 AND 35, TOWNSHIP 2 SHOUTH, RANGE 15 WEST; AND SECTIONS 1,2,3,11, AND 12, TOWNSHIP 3 SOUTH, RANGE 15 WEST; AND SECTIONS 12, 13, AND 24, TOWNSHIP 2 SOUTH, RANGE 16 WEST, BAY COUNTY, FORIDA

SEE SHEET 1 FOR DESCRIPTIONS
SEE SHEET 2 FOR NOTES & LEGEND
SECTION 18, TOWNSHIP 2 SOUTH, RANGE 14 WEST; AND SECTIONS 7 THROUGH 28, AND SECTIONS 34 AND 35, TOWNSHIP 2 SOUTH, RANGE 15 WEST; AND SECTIONS 1, 2, 3, 11, AND 12, TOWNSHIP 3 SOUTH, RANGE 15 WEST; AND SECTIONS 12, 13, AND 24, TOWNSHIP 2 SOUTH, RANGE 16 WEST, BAY COUNTY, FLORIDA
STATE ROAD 388
100' RIGHT OF WAY
4074.73'
N84°55'46"E
S78°30'32"E 7078.39'
GRAPHIC SCALE
SCALE: 1" = 500'
N20°12'05"E
3881.14'
DETAIL "A"
NOT TO SCALE
PARCEL 2-1
PARCEL 2-2
N88°31'06"W
2176.46'
POINT OF BEGINNING
PARCEL 2-2
S44°27'13"E
1599.34'
N44°27'13"W
1743.64'
N44°27'57"W
17014.43'
S00°12'32"E 1840.30'
N00°12'32"W 1927.80'
N03°28'56"E 1599.12'
PARCEL 2-2
66 ACRES ±
GULF POWER CORPORATION CORRIDOR
POINT OF BEGINNING
PARCEL 2-1
SEE DETAIL "A"
PARCEL 2-1
4728 ACRES ±
NOTE: PORTIONS OF THIS PROPERTY ARE ENCUMBERED BY OIL, GAS & MINERAL RESERVATION (ITEM 20 OF TITLE COMMITMENT) SEE SHEET 2
S44°27'57"E
12071.07'
SHEET KEY
MATCH LINE – SEE SHEET 5
MATCH LINE – SEE SHEET 6
8
9
10
11
14
15
16
17
20
21
22
23

PBSJ

5300 West Cypress Street, Suite 200
Tampa, Florida 33607-1784
Ph. (813) 282-7275
Fax (813) 286-1207

LICENSED BUSINESS 24, STATE OF FLORIDA

PANAMA CITY- BAY COUNTY INTERNATIONAL AIRPORT PANAMA CITY, FLORIDA

PROJECT
PANAMA CITY AIRPORT
MITIGATION SITE

TASK
BOUNDARY SURVEY

ORIGINAL APRIL 2006
REVISIONS
1. REVISION 05-11-06

JOB NO. 070054.21
DRAWN DJA
CHECKED JEG
QC DMC
FIELD BOOK 1127,1128

SHEET 4 OF 7

SECTION 18. TOWNSHIP 2 SOUTH, RANGE 14 WEST; AND SECTIONS 7 THROUGH 28, AND SECTIONS 34 AND 35, TOWNSHIP 2 SHOUTH, RANGE 15 WEST; AND SECTIONS 1,2,3,11, AND 12, TOWNSHIP 3 SOUTH, RANGE 15 WEST; AND SECTIONS 12, 13, AND 24, TOWNSHIP 2 SOUTH, RANGE 16 WEST, BAY COUNTY, FORIDA

SEE SHEET 1 FOR DESCRIPTIONS
SEE SHEET 2 FOR NOTES & LEGEND

SHEET KEY
GRAPHIC SCALE
SCALE: 1" = 500'
MATCH LINE - SEE SHEET 4
MATCH LINE - SEE SHEET 6
20' TEMPORARY INGRESS/EGRESS EASEMENT TO FLORIDA GAS TRANSMISSION COMPANY OR BOOK 2125, PAGE 318 & OR BOOK 2263, PAGE 481
S01°06'00"W 2622.74'
1900.00'
S01°06'00"W 1778.12'
PROPERTY CONVEYED IN OR 2126, PG 214 FLORIDA GAS TRANSMISSION COMPANY
STATE ROAD S-391 (F/K/A COUNTY ROAD 2300) (FDOT R/W MAP SECTION 46020-2501)
PROPERTY CONVEYED IN OR 1901, PG 1203 GULF POWER CORPORATION
2818.11'
S01°05'17"W 550.00'
S02°56'15"E 1256.24'
1198.28'
S48°28'26"E
L44
C34
C33
C32
L43
C31
L42
C30
C29
L41
C28
S08°20'43"W
2078.28'
L40
L39
L38
L37
L45
L46
L47
L48
C35
PARCEL 2-1
4728 ACRES ±
NOTE: PORTIONS OF THIS PROPERTY ARE ENCUMBERED BY OIL, GAS & MINERAL RESERVATION (ITEM 20 OF TITLE COMMITMENT) SEE SHEET 2
RANGE 15 WEST
RANGE 14 WEST
STATE ROAD 388
100' RIGHT OF WAY
S73°50'52"E
7076.39'
23
14
11
25
24
13
12
30
19
18
7

LINE TABLE

LINE	BEARING	LENGTH
L37	[illegible]	[illegible]
L38	[illegible]	[illegible]
L39	[illegible]	[illegible]
L40	[illegible]	[illegible]
L41	[illegible]	[illegible]
L42	[illegible]	[illegible]
L43	[illegible]	[illegible]
L44	[illegible]	[illegible]
L45	[illegible]	[illegible]
L46	[illegible]	[illegible]
L47	[illegible]	[illegible]
L48	[illegible]	[illegible]

CURVE TABLE

CURVE	RADIUS	LENGTH	DELTA	CHORD	CHORD BEARING
C27	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
C28	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
C29	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
C30	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
C31	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
C32	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
C33	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
C34	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
C35	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

PBS&J
5300 West Cypress Street, Suite 200
Tampa, Florida 33607-1784
Ph. (813) 282-7275
Fax (813) 286-1307
LICENSED BUSINESS 24, STATE OF FLORIDA

PANAMA CITY-BAY COUNTY INTERNATIONAL AIRPORT PANAMA CITY, FLORIDA

PROJECT: PANAMA CITY AIRPORT MITIGATION SITE

TASK: BOUNDARY SURVEY

ORIGINAL: APRIL 2005
REVISIONS:
1. REVISION 05-11-06

JOB NO. 070554.21
DRAWN DJK
CHECKED JEG
QC DMC
FIELD BOOK 1127,1129

SHEET 5 OF 7

SECTION 18. TOWNSHIP 2 SOUTH, RANGE 14 WEST; AND SECTIONS 7 THROUGH 28, AND SECTIONS 34 AND 35, TOWNSHIP 2 SHOUTH, RANGE 15 WEST; AND SECTIONS 1,2,3,11, AND 12, TOWNSHIP 3 SOUTH, RANGE 15 WEST; AND SECTIONS 12, 13, AND 24, TOWNSHIP 2 SOUTH, RANGE 16 WEST, BAY COUNTY, FORIDA

SECTION 18, TOWNSHIP 2 SOUTH, RANGE 14 WEST; AND SECTIONS 7 THROUGH 28, AND SECTIONS 34 AND 35, TOWNSHIP 2 SOUTH, RANGE 15 WEST; AND SECTIONS 1, 2, 3, 11, AND 12, TOWNSHIP 3 SOUTH, RANGE 15 WEST; AND SECTIONS 12, 13, AND 24, TOWNSHIP 2 SOUTH, RANGE 16 WEST, BAY COUNTY, FLORIDA
SEE SHEET 1 FOR DESCRIPTIONS
SEE SHEET 2 FOR NOTES & LEGEND
GRAPHIC SCALE
SCALE: 1" = 500'
MATCH LINE – SEE SHEET 4
MATCH LINE – SEE SHEET 5
MATCH LINE – SEE SHEET 7
SHEET KEY
PARCEL 2-1
4728 ACRES ±
PARCEL 2-3
1420 ACRES ±
NOTE: PORTIONS OF THIS PROPERTY ARE ENCUMBERED BY OIL, GAS & MINERAL RESERVATION (ITEM 20 OF TITLE COMMITMENT) SEE SHEET 2
PARCEL 2-3
GULF POWER CORPORATION CORRIDOR
GULF POWER CORPORATION CORRIDOR
20' TEMPORARY INGRESS/EGRESS EASEMENT TO FLORIDA GAS TRANSMISSION COMPANY OR BOOK 2135, PAGE 318 & OR BOOK 2263, PAGE 481
WEST BAY
WARREN BAYOU
POINT "J"
POINT "I"
POINT "H"
POINT "G"
POINT "E"
POINT "F"
POINT OF BEGINNING PARCEL 2-1
POINT OF BEGINNING PARCEL 2-3
POINT OF COMMENCEMENT
STATE ROAD S-391 (N/A COUNTY ROAD 2300)
S00°50'13"W 2143.25'
N67°15'29"W 4486.61'
S67°15'29"E 7843.09'
N44°27'57"W
12571.07'
17014.43'
1245.15'
4700'±
5230'±
7263'±
4557'±
5524'±
3488.93'
SEE DETAIL "A"
SEE DETAIL "C"
DETAIL "A" NOT TO SCALE
DETAIL "C" NOT TO SCALE
SUBJECT PROPERTY
21
22
23
26
27
28
33
34
35

PBSJ 5300 West Cypress Street, Suite 200 Tampa, Florida 33607-1784 Ph. (813) 282-7275 Fax (813) 286-1207 LICENSED BUSINESS 24, STATE OF FLORIDA	PANAMA CITY-BAY COUNTY INTERNATIONAL AIRPORT PANAMA CITY, FLORIDA	PROJECT PANAMA CITY AIRPORT MITIGATION SITE	TASK BOUNDARY SURVEY	ORIGINAL APRIL 2006 REVISIONS: 1. REVISION 2. 3. 4. 5. 6. 7.

JOB NO. 070554.21
DRAWN DJA
CHECKED JEG
QC DNC
FIELD BOOK 1127,1128

SHEET 6 OF 7

SECTION 18. TOWNSHIP 2 SOUTH, RANGE 14 WEST; AND SECTIONS 7 THROUGH 28, AND SECTIONS 34 AND 35, TOWNSHIP 2 SHOUTH, RANGE 15 WEST; AND SECTIONS 1,2,3,11, AND 12, TOWNSHIP 3 SOUTH, RANGE 15 WEST; AND SECTIONS 12, 13, AND 24, TOWNSHIP 2 SOUTH, RANGE 16 WEST, BAY COUNTY, FORIDA

SECTION 18. TOWNSHIP 2 SOUTH, RANGE 14 WEST; AND SECTIONS 7 THROUGH 28, AND SECTIONS 34 AND 35, TOWNSHIP 2 SHOUTH, RANGE 15 WEST; AND SECTIONS 1,2,3,11, AND 12, TOWNSHIP 3 SOUTH, RANGE 15 WEST; AND SECTIONS 12, 13, AND 24, TOWNSHIP 2 SOUTH, RANGE 16 WEST, BAY COUNTY, FORIDA

ACCESS ROAD

EXHIBIT D

Ebro
Pine Log State Forest
79
PANAMA CITY-BAY COUNTY INTERNATIONAL AIRPORT PROPERTY APPROX. 4000 ACRES
SR 79
ACCESS ROAD
388
CR 388
0 3,000 6,000 12,000 Feet
N

AVCON

ACCESS ROAD
PANAMA CITY-BAY COUNTY
INTERNATIONAL AIRPORT

EXHIBIT: D
PROJECT: 2003.025.01
DATE: SEPT. 21,2005

ACCESS ROAD EXHIBIT D PANAMA CITY-BAY COUNTY INTERNATIONAL AIRPORT PROPERTY APPROX. 4000 ACRES
SR79 ACCESS ROAD CR388 ACCESS ROAD PANAMA CITY-BAY COUNTY INTERNATIONAL AIRPORT EXHIBIT: D PROJECT: 2003.025.01 DATE: SEPT. 21,2005

Exhibit E

U.S. Department of Transportation Federal Aviation Administration	Orlando Airports District Office 5950 Hazeltine National Dr., Suite 400 Orlando, FL 32822-5003 Phone: (407) 812-6331 Fax: (407) 812-6978
August 16, 2006
Mr. Randall S. Curtis, A.A.E.
Executive Director
Panama City-Bay County International Airport
3173 Airport Road, Box A
Panama City, FL 32405
Dear Mr. Curtis:

RE:	Panama City-Bay County International Airport; Panama City, FL Proposed Land Donation Agreement
We have reviewed the FINAL version of the land donation agreement proposed between the Panama City-Bay County Airport industrial District and the St. Joe Corporation that you transmitted electronically on August 9, 2006. The Federal Aviation Administration has no objection to the proposed agreement.
Sincerely

Matthew J. Thys
Assistant Manager

AIRPORT LAYOUT PLAN

EXHIBIT F

PANAMA CITY-BAY COUNTY INTERNATIONAL AIRPORT
PANAMA CITY, FLORIDA
AIRPORT LAYOUT PLAN
HNTB
CONDITIONALLY-APPROVED
DRAFT
06/02/04

AIRPORT LAYOUT PLAN EXHIBIT F

Exhibit G
SECTION 12A AIRPORT SUBELEMENT

Public Purpose (PP)/
Objective	Policies	Performance Measure (PM)
General	General	General
12A.1: The relocated airport will provide improved aviation infrastructure and eliminate the physical constraints to commercial air service and aviation related industrial development in Bay County.	12A.1: The relocated Panama City — Bay County international Airport shall be planned as an integral and compatible land use component of the West Bay Sector Plan. (Section 163.3245 (3)(b)1, Florida Statutes). (12.9.1)

12A.2: To relocate the Panama City-Bay County International Airport to an appropriate site in unincorporated north- central Bay County in accordance with FAA regulations and restricted military airspace, while ensuring the compatibility of surrounding land uses, providing mitigation for impacts to environmental resources, and ensuring the safety of commercial and general aviation aircraft.
12A.2: Location criteria for the airport shall include:
a. The proposed airport shall be located outside of restricted military airspace with runways oriented to provide the required 95 percent wind coverage. (12.9.1.a)

b. The Airport/Industrial District land use category and the Airfield Compatibility Use Special Treatment Zone shall be planned as an integral part of the West Bay Sector Plan to avoid land use conflicts while meeting FAA guidelines.
(12.9.1.b.1)
c. Land uses that are not compatible with airport

12-39	HEADING 2010: CHARTING OUR COURSE BAY COUNTY COMPREHENSIVE PLAN BCC APPROVED 12/11/03

SECTION 12A	AIRPORT SUBELEMENT

Public Purpose (PP)/
Objective	Policies	Performance Measure (PM)
General	General	General
12A.2.c: (cont.) operations shall be located outside of the Airfield Compatibility Use Special Treatment Zone. Such development shall be designed and located so as not to violate FAA standards or regulations. (12.9 1, b.3)
d. The airport site shall include industrial, commercial, retail, services and office uses and facilities to serve the needs of the aviation community. (12.9.1.C)

e. Industrial and commercial uses approved in the West Bay Specific Area Plans, and compatible with the operation of the airport, may be transferred to the airport site as authorized during the development review and approval process so long as no additional impacts occur to regional roads, utilities, or facilities. (13.9.J.c.1)
f. The airport shall be located over five miles from the

12-40	HEADING 2010: CHARTING OUR COURSE BAY COUNTY COMPREHENSIVE PLAN BCC APPROVED 12/11/03

SECTION 12A	AIRPORT SUBELEMENT

Public Purpose (PP)/
Objective	Policies	Performance Measure (PM)
General	General	General
g. 12A.2.f (cont.) Steelfield Landfill, a wildlife attractor, as required by FAA regulations to ensure safe movement of aircraft while on approach to the airport and on the ground. (12.9.3.a.1)

h. The airport runways shall be located no closer than one mile from the Pine Log State Forest to avoid conflicts between aircraft approaching or departing the airport and the resource management activities in the Forest. 12.9.3.a.2)

i. Land uses adjacent to the airport DSAP shall allow uses and activities consistent with and compatible to related activities.

j. Land uses and activities which support airport activities shall be located proximate to the airport DSAP to ensure compatibility and adequate services.

12-41	HEADING 2010: CHARTING OUR COURSE
BAY COUNTY COMPREHENSIVE PLAN
BCC APPROVED 12/11/03

SECTION 12A	AIRPORT SUBELEMENT

Public Purpose (PP)/
Objective	Policies	Performance Measure (PM)
General	General	General
12A.3: An Airfield Compatibility Use Special Treatment zone within 10,000 feet around runways shall be established as part of the West Bay. Sector Plan which shall in addition to established critera, govern development” (12.9.1.b)

12A.3.1: Land uses within the 10,000-foot Airfield Compatibility Use Special Treatment Zone may include the Regional Employment Center, Airport/Industrial, and Business Center, all of which shall be compatible with the airport use and the day-to-day operations of the airport. Other uses shad be compatible with any applicable height, noise and safety restrictions including airport zoning regulations. Consistent with Table 12A, no residential development is allowed in the Regional Employment center or Business Center Future Land Use categories. (12.9.1.b.2)

	12A.3.2: Land uses within this zone shall	PM: Bay County shall include the Airport and Industrial District in the review of any land use and land development applications within the Airfield Compatibility Use Special Treatment Zone. In this zone, the District shall be included as any Technical Review Committee recipient of applications for development review.

12-42	HEADING 2010: CHARTING OUR COURSE
BAY COUNTY COMPREHENSIVE PLAN
BCC APPROVED 12/11/03

SECTION 12A	AIRPORT SUBELEMENT

Public Purpose (PP)/
Objective	Policies	Performance Measure (PM)
General	General	General
be subject

12A.3.2 (cont). to state statutory regulations and any FAA guidelines regarding height of structures, open water ponds, and wildlife attractants. (12.9.3.a.3)

12A.4: After 2023, the Panama City-Bay County Airport and Industrial District shall amend the Airport DSAP to include the proposed 20-year development program, This analysis shall be prepared in accordance with applicable state and local regulations. (12.9.1.d)

12A.5: To adequate monitor the forecasts and assumptions of the Airport Detailed Specific Area Plan.	12A.5: The Airport and Industrial District shall prepare and submit an annual report in conjunction with the West Bay Annual Report to the Bay County Development Services Department and the Florida Department of Community Affairs, beginning one year after the date of this any development order approval. The annual report shall include, at a minimum, a complete response to the following:	PM: The preparation and distribution of this report to the Bay County Development Services Department and the Florida Department of Community Affairs.

PP: To ensure the Airport development activity is adequately represented in the Capital Improvements Program.

a. A summary of the development
HEADING 2010: CHARTING OUR COURSE
BAY COUNTY COMPREHENSIVE PLAN
BCC APPROVED 12/11/03
12-43

SECTION 12A	AIRPORT SUBELEMENT

Public Purpose (PP)/
Objective	Policies	Performance Measure (PM)
General	General	General
activities conducted during the reporting year.

b. An assessment of the District’s compliance with the specific conditions and provisions of approval contained in the development order.

c. Identification of any amendments or deviations from the development order.

d. Copies of any reports submitted to federal or state agencies regarding environmental or aviation permits and approvals.

e. A summary of monitoring data or reports, for the reporting years, relating to transportation, water use, and wastewater generation.

f. In order to insure that affordable housing is located in proximity to jobs and important community services, the Airport DSAP shall perform an affordable
HEADING 2010: CHARTING OUR COURSE
BAY COUNTY COMPREHENSIVE PLAN
BCC APPROVED 12/11/03
12-44

SECTION 12A	AIRPORT SUBELEMENT

Public Purpose (PP)/
Objective	Policies	Performance Measure (PM)
General	General	General

housing study in the annual report based 12A.5.f (cont.) on the criteria applicable at that time. If need is demonstrated, the Panama City-Bay County International Airport and Industrial District will work wit the landowners in the area to address the identified need.

g. A list of local, state, and federal permits obtained during the reporting year including agency, type of permit, permit number, and purpose of each.

h. As a basis for the report, a fiscal analysis shall be completed to report on activities to date.

The report shall be submitted annually for ten years and every five years thereafter.

12A.6: To further promote Policy 12.7.13. the airport shall use the following requirements in development of the airport site:

12-45	HEADING 2010: CHARTING OUR COURSE
BAY COUNTY COMPREHENSIVE PLAN
BCC APPROVED 12/11/03

SECTION 12A	AIRPORT SUBELEMENT

Public Purpose (PP)/
Objective	Policies	Performance Measure (PM)
General	General	General
12A.6: To incorporate water conservation measures and wastewater reuse provisions on the airport site.
a. The airport and ancillary facilities shall employ potable water flow

12A.6.a (cont.) reduction fixtures in all public rest room facilities.

b. The airport shall use recycled water for the rental car wash facility. Reclaimed water shall be used for irrigation of landscaped areas, when sufficient volume becomes available.

The Airport and Industrial District shall landscape common and public areas with native or xeric vegetation to reduce irrigation water use.

12-46	HEADING 2010: CHARTING OUR COURSE
BAY COUNTY COMPREHENSIVE PLAN
BCC APPROVED 12/11/03

Attachment 2
File # 200708123, OR BK 3000 Page 1952, Recorded 12/03/2007 at 04:44 PM, Harold Bazzel, Clerk Bay County, Florida Doc. D $0.70 Deputy Clerk RK Trans # 849478
PREPARED BY AND RETURN TO:
Bryan Duke, Esq.
Assistant General Counsel
The St. Joe Company
3800 Esplanade Way, Suite 100
Tallahassee, Florida 32308
SPECIAL WARRANTY DEED
     THIS INDENTURE, made this 29th day of November, 2007, between ST. JOE TIMBERLAND COMPANY OF DELAWARE, L.L.C., a Delaware limited liability company, successor by merger to St. Joe Timberland Company of Delaware, a Delaware corporation, as successor by merger to St. Joe Timberland Company, a Florida corporation, f/k/a St. Joseph Land and Development Company, a Florida corporation (“Grantor”), having an address of 225 Riverside Drive, Suite 500, Jacksonville, Florida 32202, in favor of PANAMA CITY-BAY COUNTY AIRPORT AND INDUSTRIAL DISTRICT, an independent special district of the State of Florida (“Grantee”), having an address of 3173 Airport Road, Panama City, Florida 32405.
     WITNESSETH, that Grantor, for and in consideration of ten dollars ($10) and as a charitable contribution in connection with that certain Land Donation Agreement by and between Grantor and Grantee, dated august 22, 2006, does hereby grant, bargain, sell and convey unto Grantee, and its successors and assigns forever, the following described land, situate, lying and being in Bay County, Florida (the “Property”), more particularly described on Exhibit “A” attached hereto and made a part hereof (the Property is further set forth on Exhibit “A” as the “Airport Parcel” and the “Access Parcel”)
SUBJECT TO THE FOLLOWING USE RESTRICTION FOR THE PROPERTY:
The Property shall be occupied and used by the Grantee for the construction, operation and maintenance of a federally-funded, grant-obligated, public-use airport according to the requirements of applicable federal planning and engineering standards and to the federally-approved Airport Layout Plan (“ALP”) as more fully set forth in Exhibit “B” (the “Airport”).
SUBJECT TO THE FOLLOWING REVERSION RIGHTS WITH RESPECT TO THE PROPERTY:
In the event that (i) the Grantee elects to abandon or fails to diligently pursue the relocation of the Airport, (ii) a final judicial decision renders the relocation of the Airport infeasible, (iii) construction of the Airport has not commenced within two years of the date of this

1

Special Warranty Deed, or (iv) the Airport has not opened for public use within five years of the date of this Special Warranty Deed, Grantor shall have the right to cause the Property, in whole or in part (in Grantor’s sole discretion), to revert back to Grantor, its successors or assigns, who thereupon may immediately re-enter and take possession of the Property free and clear of all claims, liens or encumbrances, including any of the Grantee; provided, however, that Grantor shall reimburse the Federal Aviation Administration, the Florida Department of Transportation and the Grantee for (i) any grant funds disbursed by them for planning and construction of the Airport and (ii) any funds directly expended by them to third par ties in connection with the construction of the Airport.
SUBJECT TO THE FOLLOWING RIGHT OF FIRST REFUSAL WITH RESPECT TO THE PROPERTY:
If at any time the Grantee desires to assign, sell, transfer, convey, lease or grant all or any portion of the Grantee’s right, title or interest in or to the Property to a third party, then the Grantee shall submit a written notice of such intention to Grantor. Thereafter the rights of Grantor and Grantee shall be as set forth in Paragraph 11 of that certain Land Donation Agreement between Panama City-Bay County Airport and Industrial District and The St. Joe Company dated August 22, 2006. The provisions of this Right of First Refusal shall expire at the end of the fiftieth (50th) year following the date of this Special Warranty Deed.
SUBJECT TO THE FOLLOWING PERMITTED EXCEPTIONS WITH RESPECT TO THE PROPERTY:
Taxes and assessments for the year 2007 and subsequent years, which are not yet due and payable; and
Terms and conditions contained in the Memorandum of Agreement (Wood Fiber Agreement) as set forth in instrument recorded in Book 1993, Page 1950 (as to lands lying in Section 7, Township 2 South, Range 15 West and lying within the Southeast Quarter of the Southwest Quarter of Section 32, Township 1 South, Range 15 West); and
Oil, gas and mineral reservations contained in instruments recorded in Deed Book 110, Page 371; Deed Book 116, Page 371; Deed Book 117, Page 232; Deed Book 132, Page 479; Deed Book 121, Page 57; Subsurface Book 1, Page 55; Book 692, Page 44; Book 879, Page 42; Book 944, Page 945; Book 1214, Page 389; Book 1711, Page 226; Book 1747, Page 262; and Book 1288, Page 387; and
Notice of Claim as set forth in instrument recorded in Book 651, Page 731

2

SUBJECT TO THE FOLLOWING EASEMENT RIGHTS WITH RESPECT TO THE AIRPORT PARCEL:
Grantee and Grantor agree that specific strategies to market the Airport and the West Bay Area Sector Plan to attract new industries consistent with the uses contemplated in the map and policies adopted by the Bay County Board of County Commissioners known as “Chapter 12” of the Bay County Comprehensive Plan are important. In order to facilitate these strategies, Grantee agrees that in the event that Grantor sells or otherwise transfers real property adjacent to or near the Property for the purpose of locating industries or businesses that desire to have access to the facilities of the Airport, Grantee agrees to provide such access consistent with the interest of the Grantee in ensuring the safety and security of the airfield and providing for the financial self-sustainability of the Airport. Notwithstanding the foregoing, the terms and conditions of any such access, including the location of infrastructure, the method of controlling access and assessment of access fees and the protection of the ability of the Grantee to adhere to its federal obligations shall be subject to the prior approval of the Federal Aviation Administration and shall be in compliance with all applicable Federal Aviation Administration rules and the Grantee’s federal grant obligations. The Grantee’s agreement to provide such access shall also be subject to the laws administered by the Florida Department of Environmental Protection and the United State Army Corps of Engineers regulating development activities related to such access.
SUBJECT TO THE FOLLOWING RIGHTS WITH RESPECT TO THE ACCESS PARCEL:
The Grantee agrees to construct, in accordance with Florida Department of Transportation construction standards and the roadway standards set forth in the West Bay Detailed Specific Area Plan, a four-lane divided access road connecting the Airport Parcel to County Road 388 over and across the Access Parcel (the “Access Road”) and to provide utilities to the Airport Parcel as required to operate the Airport. Grantor and Grantee each acknowledge that the funding of the construction of the Access Road and utilities will be in accordance with all applicable federal requirements. Grantor, its affiliates, successors and assigns, shall have the right to use the Access Road for access to property owned by Grantor or its affiliates, or their successors or assigns, adjacent to the Property, and the Grantee hereby provides Grantor and its affiliates, or their successors or assigns a perpetual non-exclusive easement for ingress and egress over and across the Access Parcel and the Access Road. Grantor and its affiliates, or their successors or assigns, shall also have the right, but not the obligation, to receive water, sewer, gas, electrical and other utilities service from the lines constructed in the Access Parcel or elsewhere on the Property to provide service to the Property, provided that such lines have sufficient capacity, beyond that required by the Grantee to operate the Airport and to accommodate a reasonable amount of future expansion by the Grantee, for the proposed use by Grantor and its affiliates, or their successors or assigns, and Grantor and its affiliates, or their successors or assigns, agree to pay the impact fees and user charges that are uniformly charged to other customers by the provider of such water, sewer, gas, electrical or other utilities services. Grantee shall cooperate with Grantor in increasing the capacity of water, sewer, gas and other utilities

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service for use by Grantor and its affiliates, or their successors or assigns, provided that Grantor and its affiliates, or their successors or assigns, shall be responsible for the incremental cost for improvements beyond those that would otherwise be constructed to meet the needs of the Airport. Grantor consents to the subsequent transfer of the Access Property, after the Access Road is constructed to the State of Florida or another governmental entity, provided that the state or other governmental entity accepts the easement to Grantor and agrees in writing to be bound by the obligations of the Grantee to Grantor and its affiliates, or their successors or assigns, concerning the use of the Access Property, the Access Road and the construction of utilities. Any such transfer must comply with all applicable federal requirements. Grantor agrees that its use of the Access Road shall not impede the ability of normal motor vehicle traffic to enter or leave the Airport.
     AND Grantor does hereby fully warrant the title to the Property and will defend the same against the lawful claims of all persons claiming by, through or under Grantor (other then claims related to the Permitted Exceptions), its successors and assigns, and not otherwise.
     IN WITNESS WHEREOF, Grantor has caused these presents to be duly executed in its name and its seal to be hereto affixed by its undersigned officer thereunto lawfully authorized the day and year first above written.

Witness:	GRANTOR:

ST. JOE TIMBERLAND COMPANY OF DELAWARE, L.L.C.

/s/ Michelle Mclntyre Printed Name: Michelle Mclntyre	By:	/s/ Peter S. Rummell Peter S. Rummell
Chief Executive Officer

/s/ Chris Corr Printed Name: Chris Corr
STATE OF FLORIDA
COUNTY OF DUVAL
The foregoing instrument was acknowledged before me this 29th day of November, 2007, by Peter S. Rummell, as Chief Executive Officer of St. Joe Timberland Company of Delaware, L.L.C., a Delaware limited liability company, on behalf of the company, who is known to me personally or who produced                      as identification.

/s/ Michelle Mclntyre Notary Public, County and State Aforesaid.
My commission expires:

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EXHIBIT “A”
A PARCEL OF LAND LYING IN SECTIONS 23, 24, 25, 26, 27, 35 AND 36, TOWNSHIP 1 SOUTH, RANGE 16 WEST, TOGETHER WITH SECTIONS 1, 2, 11 AND 12, TOWNSHIP 2 SOUTH, RANGE 16 WEST, ALSO TOGETHER WITH SECTIONS 31 AND 32, TOWNSHIP 1 SOUTH, RANGE 15 WEST, AND TOGETHER WITH SECTIONS 5, 6 AND 7, TOWNSHIP 2 SOUTH, RANGE 15 WEST, ALL BEING IN BAY COUNTY, FLORIDA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCE AT THE SOUTHWEST CORNER OF SAID SECTION 2, TOWNSHIP 2 SOUTH, RANGE 16 WEST; THENCE S 88°52’52” E FOR 5245.43 FEET ALONG THE SOUTH LINE OF SAID SECTION 2 TO THE POINT OF BEGINNING; THENCE N 76° 16’44” W FOR 531.44 FEET TO THE POINT OF CURVATURE OF A CURVE CONCAVE NORTHEASTERLY; THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE, HAVING A RADIUS OF 700.00 FEET AND A CHORD BEARING OF N 48°08’08” W, THROUGH A CENTRAL ANGLE OF 56°17’12”, FOR 687.67 FEET TO THE POINT OF TANGENCY; THENCE N 19°59’32” W FOR 12,207.51 FEET TO THE POINT OF CURVATURE OF A CURVE CONCAVE EASTERLY; THENCE NORTHERLY ALONG THE ARC OF SAID CURVE, HAVING A RADIUS OF 700.00 FEET AND A CHORD BEARING OF N 11°47’26” E, THROUGH A CENTRAL ANGLE OF 63°33’56”, FOR 776.60 FEET TO THE POINT OF TANGENCY; THENCE N 43°34’24” E FOR 642.36 FEET TO THE POINT OF CURVATURE OF A CURVE CONCAVE SOUTHEASTERLY; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE, HAVING A RADIUS OF 700.00 FEET AND A CHORD BEARING OF N 56°49’14” E THROUGH A CENTRAL ANGLE OF 26°29’40”, FOR 323.69 FEET TO THE POINT OF TANGENCY; THENCE N 70°04’04” E FOR 677.97 FEET; THENCE N 19°54’25” W FOR 260.27 FEET; THENCE N 89°47’50” E FOR 398.22 FEET; THENCE S 19°54’27” E FOR 260.27 FEET; THENCE N 69°58’30” E FOR 2,649.89 FEET TO THE POINT OF CURVATURE OF A CURVE CONCAVE NORTHWESTERLY; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE, HAVING A RADIUS OF 475.00 FEET AND A CHORD BEARING OF N 34°37’16” E, THROUGH A CENTRAL ANGLE OF 70°42’29”, FOR 586.19 FEET TO THE POINT OF TANGENCY; THENCE N 00°43’59” W FOR 492.74 FEET TO THE POINT OF CURVATURE OF A CURVE CONCAVE SOUTHEASTERLY; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE, HAVING A RADIUS OF 700.00 FEET AND A CHORD BEARING OF N 34°36’48” E, THROUGH A CENTRAL ANGLE OF 70°41’34”, FOR 863.68 FEET TO THE POINT OF TANGENCY; THENCE N 69°57’35” E FOR 680.17 FEET; THENCE N 19°54’44” W FOR 260.27 FEET; THENCE N 69°56’58” E FOR 401.14 FEET; THENCE S 19°54’45” E FOR 260.27 FEET; THENCE N 70°03’20” E FOR 674.27 FEET TO THE POINT OF CURVATURE OF A CURVE CONCAVE SOUTHERLY; THENCE EASTERLY ALONG THE ARC OF SAID CURVE, HAVING A RADIUS OF 700.00 FEET AND A CHORD BEARING OF N 83°14’36” E, THROUGH A CENTRAL ANGLE OF 26°22’31”, FOR 322.24 FEET TO THE POINT OF TANGENCY; THENCE S 83°34’08” E FOR 648.07 FEET TO THE POINT OF CURVATURE OF A CURVE CONCAVE SOUTHWESTERLY; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE, HAVING A RADIUS OF 700.00 FEET AND A CHORD BEARING OF S 51°47’25” E, THROUGH A CENTRAL ANGLE OF 63°33’28”, FOR 776.50 FEET TO THE POINT OF TANGENCY; THENCE S 20°00’41” E FOR 8,434.67 FEET TO THE POINT OF CURVATURE OF A CURVE CONCAVE NORTHEASTERLY; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE, HAVING A RADIUS OF 475.00 FEET AND A CHORD BEARING OF S 35°12’17” E, THROUGH A CENTRAL ANGLE OF 30°23’12”, FOR 251.91 FEET TO THE POINT OF TANGENCY; THENCE S 50°23’53” E FOR 1,790.59 FEET TO THE POINT OF CURVATURE OF A CURVE CONCAVE NORTHERLY; THENCE EASTERLY ALONG THE ARC OF SAID CURVE, HAVING A RADIUS OF 475.00 FEET AND A CHORD BEARING OF N 77°22’19” E, THROUGH A CENTRAL ANGLE OF 104°27’38”, FOR 866.01 FEET; THENCE N 25°08’30” E FOR 2,011.71 FEET TO A POINT OF CURVATURE CONCAVE SOUTHERLY; THENCE EASTERLY ALONG THE ARC OF SAID CURVE, HAVING A RADIUS OF 700.00 FEET AND A CHORD BEARING OF N 72°35’29” E, THROUGH A CENTRAL ANGLE OF 94°53’58”, FOR 1,159.42 FEET; THENCE S 59°57’32” E FOR 730.81 FEET; THENCE N 29°28’37” E FOR 261.56 FEET; THENCE S 60°04’01” E FOR 401.40 FEET; THENCE S 30°04’41” W FOR 263.09 FEET; THENCE S 59°59’55” E FOR 666.26 FEET TO THE POINT OF CURVATURE OF A CURVE CONCAVE SOUTHWESTERLY; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE, HAVING A RADIUS OF 700.00 FEET AND A CHORD BEARING OF S 47°30’49” E, THROUGH A CENTRAL ANGLE OF 24°58’13”, FOR 305.07 FEET TO THE POINT OF TANGENCY; THENCE S 35°01’42” E FOR 800.12 FEET TO THE POINT OF CURVATURE OF A CURVE CONCAVE WESTERLY; THENCE SOUTHERLY ALONG THE ARC OF SAID CURVE, HAVING A RADIUS OF 700.00 FEET AND A CHORD BEARING OF S 02°30’43” E, THROUGH A CENTRAL ANGLE OF 65°01’58”, FOR 794.53 FEET TO THE POINT OF TANGENCY; THENCE S 30°00’16” W FOR 7,527.80 FEET TO THE POINT OF CURVATURE OF A CURVE CONCAVE NORTHWESTERLY; THENCE SOUTHWESTERLY ALONG THE ARC OF SAID CURVE, HAVING A RADIUS OF 700.00 FEET AND A CHORD BEARING OF S 50°00’48” W, THROUGH A CENTRAL ANGLE OF 40°01’03”, FOR 488.91 FEET TO THE POINT OF TANGENCY; THENCE S 70°01’19” W FOR 1,183.62 FEET; THENCE S 17°59’39” E FOR 69.94

FEET; THENCE S 69°47’17” W FOR 396.32 FEET; THENCE N 20°26’08” W FOR 71.01 FEET; THENCE S 69°57’31” W FOR 1,392.62 FEET TO THE POINT OF CURVATURE OF A CURVE CONCAVE NORTHEASTERLY; THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE, HAVING A RADIUS OF 563.00 FEET AND A CHORD BEARING OF N 65°01’47” W, THROUGH A CENTRAL ANGLE OF 90°01’23”, FOR 884.59 FEET TO THE POINT OF TANGENCY; THENCE N 20°01’05” W FOR 1,975.04 FEET; THENCE S 69°57’00” W FOR 2,643.59 FEET; THENCE S 19°55’23” E FOR 260.28 FEET; THENCE S 70°26’39” W FOR 400.03 FEET; THENCE N 19°35’21” W FOR 260.28 FEET; THENCE S 69°58’02” W FOR 679.58 FEET TO THE POINT OF CURVATURE OF A CURVE CONCAVE NORTHERLY; THENCE WESTERLY ALONG THE ARC OF SAID CURVE, HAVING A RADIUS OF 700.00 FEET AND A CHORD BEARING OF S 86°50’39” W, THROUGH A CENTRAL ANGLE OF 33°45’13”, FOR 412.38 FEET TO THE POINT OF TANGENCY; THENCE N 76°16’44” W FOR 121.59 FEET TO THE WEST LINE OF SECTION 12, TOWNSHIP 2 SOUTH, RANGE 16 WEST; THENCE ALONG SAID WEST LINE OF SECTION 12, N 01°13’57” E FOR 8.54 FEET TO THE NORTHWEST CORNER OF SAID SECTION 12; THENCE ALONG THE SOUTH LINE OF SECTION 2, TOWNSHIP 2 SOUTH, RANGE 16 WEST, N 88°52’52” W FOR 38.20 FEET TO THE POINT OF BEGINNING.
TOGETHER WITH A 240 FOOT ACCESS ROAD RIGHT OF WAY DESCRIBED AS FOLLOWS:
A PARCEL OF LAND LYING IN SECTIONS 1, 12 AND 13, TOWNSHIP 2 SOUTH, RANGE 16 WEST, BEING IN BAY COUNTY, FLORIDA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCE AT THE SOUTHWEST CORNER OF SECTION 2, TOWNSHIP 2 SOUTH, RANGE 16 WEST, BAY COUNTY, FLORIDA; THENCE ALONG THE SOUTH LINE OF SAID SECTION 2, S 88°52’52” E, 5245.43 FEET; THENCE S 76°16’44” E, 160.72 FEET TO A POINT OF CURVATURE OF A CURVE CONCAVE TO THE NORTH; THENCE EASTERLY ALONG THE ARC OF SAID CURVE, 412.38 FEET, THROUGH A CENTRAL ANGLE OF 33°45’13”, HAVING A RADIUS OF 700.00 FEET AND A CHORD BEARING AND DISTANCE OF N 86°50’39” E, 406.44 FEET; THENCE N 69°58’02” E, 679.56 FEET; THENCE S 19°55’21” E, 260.28 FEET; THENCE N 70°26’39” E, 400.03 FEET; THENCE N 19°55’23” W, 260.28 FEET; THENCE N 69°57’00” E, 1933.22 FEET TO THE POINT OF BEGINNING; THENCE CONTINUE N 69°57’00” E, 240.00 FEET; THENCE S 20°00’00” E, 157.55 FEET TO A POINT OF CURVATURE OF A CURVE CONCAVE TO THE WEST; THENCE SOUTHERLY ALONG THE ARC OF SAID CURVE, 1391.53 FEET, THROUGH A CENTRAL ANGLE OF 26°24’01”, HAVING A RADIUS OF 3020.00 FEET AND A CHORD BEARING AND DISTANCE OF S 06°48’00” E, 1379.25 FEET; THENCE S 06°24’01” W, 517.30 FEET TO A POINT OF CURVATURE OF A CURVE CONCAVE TO THE EAST; THENCE SOUTHERLY ALONG THE ARC OF SATO CURVE, 1144.65 FEET, THROUGH A CENTRAL ANGLE OF 23°35’29”, HAVING A RADIUS OF 2780.00 FEET AND A CHORD BEARING AND DISTANCE OF S 05°23’43” E, 1136.58 FEET; THENCE S 17°11’28” E, 3414.24 FEET TO THE NORTHERLY RIGHT OF WAY LINE OF COUNTY ROAD 388 AS SHOWN ON FLORIDA DEPARTMENT OF TRANSPORTATION RIGHT OF WAY MAP SECTION NUMBER 4607-101; THENCE ALONG SAID RIGHT OF WAY LINE, S 71°51’24” W, 240.03 FEET; THENCE LEAVING SAID RIGHT OF WAY LINE, N 17°11’28” W, 3418.23 FEET TO A POINT OF CURVATURE OF A CURVE CONCAVE TO THE EAST; THENCE NORTHERLY ALONG THE ARC OF SAID CURVE, 1243.47 FEET, THROUGH A CENTRAL ANGLE OF 23°35’29”, HAVING A RADIUS OF 3020.00 FEET AND A CHORD BEARING AND DISTANCE OF N 05°23’43” W, 1234.71 FEET; THENCE N 06°24’01” E, 517.30 FEET TO THE POINT OF CURVATURE OF A CURVE CONCAVE TO THE WEST; THENCE NORTHERLY ALONG SAID CURVE, 1280.94 FEET, THROUGH A CENTRAL ANGLE OF 26°24’01”, HAVING A RADIUS OF 2780.00 FEET AND A CHORD BEARING AND DISTANCE OF N 06°48’00” W, 1269.64 FEET; THENCE N 20°00’00” W, 157.99 FEET, TO THE POINT OF BEGINNING.

EXHIBIT “B”

AIRPORT LAYOUT PLAN

EXHIBIT F

PANAMA CITY-BAY COUNTY INTERNATIONAL AIRPORT
PANAMA CITY, FLORIDA
AIRPORT LAYOUT PLAN
HNTB
CONDITIONALLY—APPROVED
DRAFT
06/02/04